John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BBVA SECURITIES	CITIGROUP
	BANK OF AMERICA MERRILL LYNCH	MUFG SECURITIES
	US BANCORP INVESTMENTS	WELLS FARGO SECURITIES

Co-Manager:
	GOLDMAN SACHS	PNC CAPITAL MARKETS
	SCOTIA CAPITAL	SUNTRUST
	TD SECURITIES	BNP PARIBAS
	CAPITAL ONE SECURITIES	CITIZENS CAPITAL MARKETS
	COMERICA SECURITIES	FIFTH THIRD SECURITIES
SMBC NIKKO SECURITIES

(2)	Names of Issuers: HOLLY ENERGY PARTNERS 6%

(3)	Title of Securities: HEP 6%

(4)	Cusip: 435765AG7

(5)	Date of First Offering: 7/12/16

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
ROCKIES EXPRESS PIPELINE	6%	1/15/2019	Gas Distribution	7.31%
SABINE PASS LIQUEFACTION	5.75%	5/15/2024	Gas Distribution	7.768%
ENERGY TRANSFER EQUITY	5.875%	1/15/2024	Gas Distribution	9.234%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/13/16

(11)	Portfolio Assets on Trade Date: $339,696,474

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.132%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS CAPITAL	CREDIT AGRICOLE
	GOLDMAN SACHS	JP MORGAN SECURITIES
	KEYBANC CAPITAL MARKETS	BANK OF AMERICA MERRILL LYNCH
	RBC CAPITAL MARKETS	SUNTRUST
	WELLS FARGO	BBVA SECURITIES
	CREDIT SUISSE SECURITIES	DEUTSCHE BANK
	MUFG SECURITIES	STIFEL

(2)	Names of Issuers: MPT OPERATING PARTNERSHIP 5.25%

(3)	Title of Securities: MPW 5.25%

(4)	Cusip: 55342UAG9

(5)	Date of First Offering: 7/13/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ACADIA HEALTH	5.125%	7/1/2022	Health Facilities	6.463%
ACADIA HEALTH	5.625%	2/15/2023	Health Facilities	6.848%
LIFEPOINT HEALTH	5.5%	12/1/2021	Health Facilities	5.07%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/13/16

(11)	Portfolio Assets on Trade Date: $339,696,474

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = $800,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.236%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BANK OF AMERICA MERRILL LYNCH	BARCLAYS
	CREDIT SUISSE	DEUTSCHE BANK
	SUNTRUST	WELLS FARGO SECURITIES

(2)	Names of Issuers: NEXSTAR ESCROW CORP 5.625%

(3)	Title of Securities: NXST 5.625%

(4)	Cusip: 65341XAA6

(5)	Date of First Offering: 7/13/16

(6)	Amount of Total Offering: 900,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
LIN TELEVISION	5.875%	11/15/2022	Media Content	5.918%
NETFLIX INC	5.375%	2/1/2021	Media Content	4.375%
GANNETT CO	5.5%	9/15/2024	Media Content	5.573%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/13/16

(11)	Portfolio Assets on Trade Date: $339,696,474

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 75,000 bonds @ $100 = $75,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase 0.022%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BANK OF AMERICA MERRILL LYNCH	BARCLAYS
	CREDIT SUISSE	GOLDMAN SACHS

Co-Manager:
	BMO CAPITAL MARKETS	DEUTSCHE BANK
	JP MORGAN	MORGAN STANLEY
	NOMURA	RABOBANK
	SUNTRUST	UBS
WELLS FARGO SECURITIES

(2)	Names of Issuers: POST HOLDINGS 5%

(3)	Title of Securities: POST 5%

(4)	Cusip: 737446AK0

(5)	Date of First Offering: 7/25/16

(6)	Amount of Total Offering: 1,750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PINNACLE FOODS	4.875%	5/1/2021	Food - Wholesale	5.757%
SUN MERGER SUB	5.25%	8/1/2018	Food - Wholesale	4.58%
BARRY CALLE SVCS	5.5%	6/15/2023	Food - Wholesale	4.96%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/25/16

(11)	Portfolio Assets on Trade Date: $354,409,811

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100 = $550,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.155%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS	GOLDMAN SACHS
	RBC	WELLS FARGO SECURITIES

Co-Manager:
	KEYBANC CAPITAL MARKETS	SUNTRUST
	ABN AMRO CAPITAL	FIFTH THIRD BANK
	MUFG SECURITIES	MOELIS

(2)	Names of Issuers: EXTRACTION OIL & GAS HOLDINGS 7.875%

(3)	Title of Securities: EXTOIL 7.875%

(4)	Cusip: 30227LAA5

(5)	Date of First Offering: 7/13/16

(6)	Amount of Total Offering: 550,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
KOSMOS ENERGY	7.875%	8/1/2021	Energy - Exploration & Production	12.959%
CALIFORNIA RESOURCES	8%	12/15/2022	Energy - Exploration & Production	21.512%
NORTHERN OIL	8%	6/1/2020	Energy - Exploration & Production	20.066%

(8)	Underwriting Spread or Commission: 1.5%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/13/16

(11)	Portfolio Assets on Trade Date: $339,696,474

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,675,000 bonds @ $100 = $1,675,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.493%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	GOLDMAN SACHS	FIFTH THIRD SECURITIES
	US BANCORP	WELLS FARGO SECURITIES

(2)	Names of Issuers: RIVERS PITTSBURGH LP/FIN 6.125%

(3)	Title of Securities: RIVPIT 6.125%

(4)	Cusip: 76882AAB6

(5)	Date of First Offering: 7/14/16

(6)	Amount of Total Offering: 415,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
MGM RESORTS	6%	3/15/2023	Gaming	6.172%
SCIENTIFIC GAMES	6.25%	9/1/2020	Gaming	26.846%
SCIENTIFIC GAMES	6.625%	5/15/2021	Gaming	25.007%

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/14/16

(11)	Portfolio Assets on Trade Date: $340,473,093

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 325,000 bonds @ $100 = $325,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.095%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BARCLAYS CAPITAL	JP MORGAN SECURITIES
	BANK OF AMERICA MERRILL LYNCH	CREDIT SUISSE
	RBC	WELLS FARGO SECURITIES

(2)	Names of Issuers: NAVIENT CORP 6.625%

(3)	Title of Securities: NAVI 6.625%

(4)	Cusip: 63938CAD0

(5)	Date of First Offering: 7/26/16

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AERCAP AVIATION	6.375%	5/30/2017	Cons/Comm/Lease Financing	3.601%
FLY LEASING LTD	6.75%	12/15/2020	Cons/Comm/Lease Financing	5.92%
FLY LEASING LTD	6.375%	10/15/2021	Cons/Comm/Lease Financing	6.478%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 7/26/16

(11)	Portfolio Assets on Trade Date: $353,619,790

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 325,000 bonds @ $100 = $325,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities other portfolios for which subadviser acts as investment adviser
925,000 bonds @ $100 = $925,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.092%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Goldman Sachs	JP Morgan Securities
Morgan Stanley

Co-Managers:
	BOFA Merrill Lynch	Citizens Capital Markets
	Credit Suisse	Fifth Third Securities
	TD Securities	Wells Fargo Securities

(2)	Names of Issuers: MSCI INC 4.75%

(3)	Title of Securities: MSCI 4.75%

(4)	Cusip: 55354GAD2

(5)	Date of First Offering: 8/01/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
FIRST DATA CORP	5.75%	1/15/2024	Software/Services	5.885%
INFOR US INC	5.75%	8/15/2020	Software/Services	5.378%
NEUSTAR INC	4.5%	1/15/2023	Software/Services	7.886%

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/01/2016

(11)	Portfolio Assets on Trade Date: $356,835,942

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 850,000 bonds @ $100 = $850,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.238%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	JP Morgan Securities
	Mizuho Securities USA Inc	TD Securities USA LLC
Wells Fargo Securities LLC

(2)	Names of Issuers: SBA Communications Corporation 4.875%

(3)	Title of Securities: SBAC 4.875%

(4)	Cusip: 78388JAU0

(5)	Date of First Offering: 8/1/2016

(6)	Amount of Total Offering: 1,100,000.00

(7)	Unit Price of Offering: 99.178

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
CENTURYLINK INC	5.8%	3/15/2022	Telecom - Wireline Integrated & Services	7.353%
EQUINIX INC	5.875%	1/15/2026	Telecom - Wireline Integrated & Services	5.369%
FRONTIER COMM	6.25%	9/15/2021	Telecom - Wireline Integrated & Services	9.741%

(8)	Underwriting Spread or Commission: 1.35

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/1/2016

(11)	Portfolio Assets on Trade Date: $356,831,825

(12)	Price Paid per Unit: 99.178

(13)	Total Price Paid by Portfolio: 425,000 bonds @ $99.178 = $421,506.50

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $99.178 = $2,975,340

(15)	% of Portfolio Assets Applied to Purchase
0.1181%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Citi Group	JP Morgan Securities
	BOFA Merrill Lynch	Rabo Securities
	SunTrust Robinson Humphrey	TD Securities
Wells Fargo Securities

Co-Managers:
	BBVA Securities	Fifth Third Securities
	Goldman Sachs	MUFG Securities
	PNC Capital	Regions Securities
SMBC Nikko Securities

(2)	Names of Issuers: GRAPHIC PACKAGING INTL 4.125%

(3)	Title of Securities: GPK 4.125%

(4)	Cusip: 38869PAM6

(5)	Date of First Offering: 8/08/2016

(6)	Amount of Total Offering: 300,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
BALL CORP	4.375%	12/15/2020	Packaging	3.704%
GRAPHIC PACKAGE	4.75%	4/15/2021	Packaging	4.303%
CLEARWATER PAPER	4.5%	2/1/2023	Forestry/Paper	5.27%

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/08/2016

(11)	Portfolio Assets on Trade Date: $358,554,963

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.07%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global Markets
	Credit Suisse	Deutsche Bank Securities Inc
	Goldman Sachs	JP Morgan Securities
	BOFA Merrill Lynch	Morgan Stanley
	RBC Capital Markets	SunTrust Robinson Humphrey
	UBS Securities	Wells Fargo Securities

Co-Managers:
	Credit Agricole Securities	Fifth Third Securities
	Mizuho Securities	SMBC Nikko Securities

(2)	Names of Issuers: HCA 4.25%

(3)	Title of Securities: HCA 4.25%

(4)	Cusip: 404119BU2

(5)	Date of First Offering: 8/08/2016

(6)	Amount of Total Offering: 1,200,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
ACADIA HEALTH	5.125%	7/1/2022	Health Facilities	6.463%
LIFEPOINT HEALTH	5.5%	12/1/2021	Health Facilities	5.07%
ENVISION HEALTH	5.125%	7/1/2022	Health Services	5.496%

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/08/2016

(11)	Portfolio Assets on Trade Date: $358,554,963

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,050,000 bonds @ $100 = $1,050,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.293%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BNP Paribas Securities	DNB NOR Markets
	Goldman Sachs	JP Morgan Securities
	BOFA Merrill Lynch	MUFG Securities
	Scotia Capital	Wells Fargo Securities

Co-Managers:
	Capital One Securities	Regions Securities

(2)	Names of Issuers: MURPHY OIL CORP 6.875%

(3)	Title of Securities: MUR 6.875%

(4)	Cusip: 626717AH5

(5)	Date of First Offering: 8/12/2016

(6)	Amount of Total Offering: 550,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities
	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
MEG ENERGY CORP	7%	3/31/2024	Energy - Exploration & Production	12.919%
ENQUEST PLC	7%	4/15/2022	Energy - Exploration & Production	27.627%
CVR REF/COFF FIN	6.5%	11/1/2022	Oil Refining & Marketing	6.964%

(8)	Underwriting Spread or Commission: 1.50%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/12/2016

(11)	Portfolio Assets on Trade Date: $360,483,453

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 560,000 bonds @ $100 = $560,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.155%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global Markets Inc
	Deutsche Bank Securities Inc	JP Morgan Securities
	Wells Fargo Securities LLC	Credit Suisse
	BOFA Merrill Lynch	Morgan Stanley
Standard Chartered Bank

Co-Managers:
	ANZ Securities	Axis Bank
	BNP Paribas Securities	Goldman Sachs
	HSBC Securities	Natixis Securities
	RBC Capital Markets	Scotia Capital
	SG Americas Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: NOVELIS CORP 6.25%

(3)	Title of Securities: HNDLIN 6.25%

(4)	Cusip: 670001AA4

(5)	Date of First Offering: 8/15/2016

(6)	Amount of Total Offering: 1,150,000.00

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
MERITOR INC	6.25%	2/15/2024	Auto Parts & Equipment	9.029%
AMER AXLE & MFG	6.25%	3/15/2021	Auto Parts & Equipment	4.92%
CROWN AMER/CAP	6.25%	2/1/2021	Packaging	4.487%

(8)	Underwriting Spread or Commission: 1.25

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/15/2016

1

(11)	Portfolio Assets on Trade Date: $361,024,258

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 125,000 bonds @ $100 = $125,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ 100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0346%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Credit Suisse	JP Morgan Securities
	Morgan Stanley	Wells Fargo Securities

Co-Managers:
	BBVA Securities	BOK Financial Securities
	CitiGroup Global Markets	US Bancorp Investments

(2)	Names of Issuers: PARSLEY ENERGY LLC/FINAN 6.25%

(3)	Title of Securities: PARSLEY 6.25%

(4)	Cusip: 701885AB1

(5)	Date of First Offering: 8/16/2016

(6)	Amount of Total Offering: 200,000,000

(7)	Unit Price of Offering: 102.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
RSP Permian Inc	6.625%	10/1/2022	Energy - Exploration & Production	7.733%
SANCHEZ ENERGY	6.125%	1/15/2023	Energy - Exploration & Production	17.499%
TULLOW OIL PLC	6.25%	4/15/2022	Energy - Exploration & Production	15.058%

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/16/2016

(11)	Portfolio Assets on Trade Date: $361,444,980

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $102 = $357,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $102 = $1,020,000

(15)	% of Portfolio Assets Applied to Purchase
0.099%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan Securities	Wells Fargo Securities
HSBC Securities

Co-Managers:
	Fifth Third Securities	MUFG Securities Americas
	PNC Capital Markets	SMBC Nikko Securities Americas

(2)	Names of Issuers: WOLVERINE WORLD WIDE 5%

(3)	Title of Securities: WWW 5%

(4)	Cusip: 978097AD5

(5)	Date of First Offering: 8/16/2016

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PVH CORP	4.5%	12/15/2022	Specialty Retail	4.886%
ENERGIZER SPINCO	5.5%	6/15/2025	Personal & Household Products	6.391%
PRESTIGE BRANDS	5.375%	12/15/2021	Personal & Household Products	6.189%

(8)	Underwriting Spread or Commission: 1.35

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/16/2016

(11)	Portfolio Assets on Trade Date: $361,434,446

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1245%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Wells Fargo Securities
	Capital One Securities	Credit Suisse Securities
	Deutsche Bank Securities	Morgan Stanley
	PNC Capital Markets	TD Securities

Co-Managers:
	Citizens Capital Markets	UMB Financial Services

(2)	Names of Issuers: TALLGRASS NRG 5.5%

(3)	Title of Securities: TEP 5.5%

(4)	Cusip: 87470LAA9

(5)	Date of First Offering: 8/18/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ENERGY TRANS	5.875%	1/15/2024	Gas Distribution	9.234%
SABINE PASS LIQU	5.75%	5/15/2024	Gas Distribution	7.768%
SOUTHERN STAR	5.125%	7/15/2022	Gas Distribution	8.636%

(8)	Underwriting Spread or Commission: 1.35

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 8/18/2016

(11)	Portfolio Assets on Trade Date: $361,541,759

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,150,000 bonds @ $100 = $1,150,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $100 = $9,000,000

(15)	% of Portfolio Assets Applied to Purchase
2.489%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	BBVA Securities
	JP Morgan Securities	BOFA Merrill Lynch
	RBC Capital	Wells Fargo Securities

Co-Managers:
	Comerica Securities	BOK Financial Securities
	Capital One Securities	Deutsche Bank Securities
	Goldman Sachs	KeyBanc Capital Markets
	Credit Suisse	Santander Investment Securities
	Scotia Capital	Tudor Pickering
US Bancorp

(2)	Names of Issuers: SM ENERGY CO 6.75%

(3)	Title of Securities: SM 6.75%

(4)	Cusip: 78454LAN0

(5)	Date of First Offering: 9/7/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ENERGEN CORP	7.125%	2/15/2028	Energy - Exploration & Production	8.212%
BAYTEX ENERGY	6.75%	2/17/2021	Energy - Exploration & Production	12.888%
EP ENER/EVEREST	6.375%	6/15/2023	Energy - Exploration & Production	19.513%

(8)	Underwriting Spread or Commission: 1.50%

(9)	Years of Issuer’s Operations: > 3 years

1

(10)	Trade Date: 9/7/2016

(11)	Portfolio Assets on Trade Date: $362,581,784

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.048%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BOFA Merrill Lynch	Barclays Capital
	Citigroup Global Markets	Deutsche Bank Securities
	HSBC Securities	JP Morgan Securities
	Morgan Stanley	Standard Chartered Bank

Co-Managers:
	Axis Capital Markets	BMO Capital Markets
	Credit Suisse	Goldman Sachs
	Natixis Securities	PNC Capital
	Regions Capital	Scotia Capital
	Societe Generale	SunTrust Robinson Humphrey
Wells Fargo Securities

(2)	Names of Issuers: NOVELIS CORP 5.875%

(3)	Title of Securities: HNDLIN 5.875%

(4)	Cusip: 670001AC0

(5)	Date of First Offering: 9/7/2016

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ALCOA INC	5.9%	2/1/2027	Metals/Mining Excluding Steel	7.051%
CONSTELLIUM NV	5.75%	5/15/2024	Metals/Mining Excluding Steel	12.266%
ELDORADO CORP	6.125%	12/15/2020	Metals/Mining Excluding Steel	9.2%

(8)	Underwriting Spread or Commission: 1.25

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/7/2016

1

(11)	Portfolio Assets on Trade Date: $362,581,784

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100 = $700,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.193%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BOFA Merrill Lynch	Deutsche Bank Securities
	RBC Capital	Wells Fargo Securities

Co-Managers:
	Barrington Partners	Stephens Inc.

(2)	Names of Issuers: GRAY TELEVISION INC 5.125%

(3)	Title of Securities: GTN 5.125%.

(4)	Cusip: 389375AK2

(5)	Date of First Offering: 9/7/2016

(6)	Amount of Total Offering: 525,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NETFLIX INC	5.75%	3/1/2024	Media Content	5.283%
GANNETT CO	6.375%	10/15/2023	Media Content	5.404%
LIN TELEVISION	5.875%	11/15/2022	Media Content	5.918%

(8)	Underwriting Spread or Commission: 1.35

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/7/2016

(11)	Portfolio Assets on Trade Date: $362,581,784

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.179%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BOFA Merrill Lynch	Deutsche Bank Securities
	RBC Capital	Wells Fargo Securities

Co-Managers:
	Barrington Partners	Stephens Inc.

(2)	Names of Issuers: GRAY TELEVISION INC 5.875%

(3)	Title of Securities: GTN 5.875%.

(4)	Cusip: 389375AJ5

(5)	Date of First Offering: 9/7/2016

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 103.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NETFLIX INC	5.75%	3/1/2024	Media Content	5.283%
GANNETT CO	6.375%	10/15/2023	Media Content	5.404%
LIN TELEVISION	5.875%	11/15/2022	Media Content	5.918%

(8)	Underwriting Spread or Commission: 1.60

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/7/2016

(11)	Portfolio Assets on Trade Date: $362,581,784

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $103 = $669,500

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $103 = $5,150,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.185%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BOFA Merrill Lynch	Barclays Capital
	Citigroup Global Markets	Credit Agricole
	JP Morgan Securities	Wells Fargo Securities

Co-Managers:
	ABN AMRO Securities	Capital One Securities
	MUFG Securities	Scotia Capital
	BB&T Capital Markets	BMO Capital Markets
	BNP Paribas	CIBC World Markets
	Credit Suisse	DNP NOR Markets
	PNC Capital Markets	SMBC Nikko Securities
	TD Securities	US Bancorp

(2)	Names of Issuers: ANTERO MIDSTREAM PARTERS 5.375%

(3)	Title of Securities: ANTMID 5.375%

(4)	Cusip: 03690AAA4

(5)	Date of First Offering: 9/8/2016

(6)	Amount of Total Offering: 650,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LIQU	5.625	3/1/2025	Gas Distribution	7.748
ENERGY TRANS	5.5	6/1/2027	Gas Distribution	8.661
SOUTHERN STAR	5.125	7/15/2022	Gas Distribution	8.636

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/8/2016

(11)	Portfolio Assets on Trade Date: $362,974,110

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.096%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BNP Paribas	Citigroup Global Markets
	Deutsche Bank Securities	ING Financials Markets
	BOFA Merrill Lynch	Mizuho Securities
	MUFG Securities	Santander Investment Securities
	Scotia Capital	TD Securities
Wells Fargo Securities

Co-Managers:
	PNC Capital Markets	Rabo Securities
SMBC Nikko Securities

(2)	Names of Issuers: CROWN AMER/CAP CORP 4.25%

(3)	Title of Securities: CCK 4.25%

(4)	Cusip: 22819KAA8

(5)	Date of First Offering: 9/8/2016

(6)	Amount of Total Offering: 400,000,000des

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
BALL CORP	4.375	12/15/2020	Packaging	3.704
GRAPHIC PACKAGE	4.75	4/15/2021	Packaging	4.303
BALL CORP	5.25	7/1/2025	Packaging	4.999

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/8/2016

(11)	Portfolio Assets on Trade Date: $362,974,110

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 1,775,000 bonds @ $100 = $1,775,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6,000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.489%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Credit Suisse
	JP Morgan Securities	BOFA Merrill Lynch
Wells Fargo Securities

Co-Managers:

(2)	Names of Issuers: ADVANCED MICRO DEVICES 2.125%

(3)	Title of Securities: AMD 2.125%

(4)	Cusip: 007903BD8

(5)	Date of First Offering: 9/9/2016

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
NXP BV/NXP FUNDI	3.75	6/1/2018	Electronics	3.53
SANMINA CORP	4.125	6/15/2020	Electronics	3.939
SENSATA TECH BY	4.875	10/15/2023	Electronics	5.09

(8)	Underwriting Spread or Commission: 2.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/9/2016

(11)	Portfolio Assets on Trade Date: $362,046,415

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 100,000 bonds @ $100 = $100,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.028%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	BMO Capital Markets Corp	JP Morgan Securities
	BOFA Merrill Lynch	Wells Fargo Securities

Co-Managers:
	BBVA Securities	Capital One Securities
	Scotia Capital	TD Securities
US Bancorp Investments

(2)	Names of Issuers: PDC ENERGY INC 6.125%

(3)	Title of Securities: PDCE 6.125%

(4)	Cusip: 69327RAE1

(5)	Date of First Offering: 9/12/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
SANCHEZ ENERGY	6.125%	1/15/2023	Energy - Exploration & Production	17.499%
WPX ENERGY INC	6%	1/15/2022	Energy - Exploration & Production	12.958%
MEG ENERGY CORP	6.375%	1/30/2023	Energy - Exploration & Production	13.266%

(8)	Underwriting Spread or Commission: 1.60

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/12/2016

(11)	Portfolio Assets on Trade Date: $361,187,902

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 400,000 bonds @ $100 = $400,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.1107%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Goldman Sachs
	HSBC Securities	JP Morgan Securities
	BOFA Merrill Lynch	Wells Fargo Securities

Co-Managers:
	BBVA Securities	BNP Paribas Securities
	Citigroup Global Markets	Fifth Third Securities
	Huntington Investments	Mizuho Securities
	PNC Capital Markets	SunTrust Robinson Humphrey
	TD Securities	Williams Capital Group

(2)	Names of Issuers: IMS HEALTH INC 5%

(3)	Title of Securities: RX 5%

(4)	Cusip: 449934AD0

(5)	Date of First Offering: 9/14/2016

(6)	Amount of Total Offering: 1,050,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
FIRST DATA CORP	5.75%	1/15/2024	Software/Services	5.885%
NEUSTAR INC	4.5%	1/15/2022	Software/Services	7.886%
ENVISION HEALTH	5.125%	7/1/2022	Health Services	5.496%

(8)	Underwriting Spread or Commission: 1.25

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/14/2016

(11)	Portfolio Assets on Trade Date: $360,012,215

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = $200,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.0555%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan	BOFA Merrill Lynch
Wells Fargo Securities

Co-Managers:
	MUFG Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: BRINKER INTERNATIONAL IN 5%

(3)	Title of Securities: EAT 5% 10/01/24

(4)	Cusip: 109641AH3

(5)	Date of First Offering: 9/20/2016

(6)	Amount of Total Offering: 350,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
YUM! BRANDS INC	5.3	9/15/2019	Restaurants	4.326
SEMINOLE INC/LLC	5.875	5/15/2021	Restaurants	5.872
WENDY’S INTL	7	12/15/2025	Restaurants	6.999

(8)	Underwriting Spread or Commission: 0.65%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/20/2016

(11)	Portfolio Assets on Trade Date: $359,628,655

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 625,000 bonds @ $100 = $625,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.174%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Citigroup Global Markets	Deutsche Bank
	HSBC Securities	Wells Fargo Securities

Co-Managers:
	BOFA Merrill Lynch	Mizuho Securities
MUFG Securities

(2)	Names of Issuers: VERSUM MATERIALS INC 5.5%

(3)	Title of Securities: VERMAT 5.5% 09/30/24

(4)	Cusip: 92532WAA1

(5)	Date of First Offering: 9/21/2016

(6)	Amount of Total Offering: 425,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
WR GRACE & CO-CO	5.625	10/1/2024	Chemicals	5.551
NOVA CHEMICALS	5.25	8/1/2023	Chemicals	5.392
CELANESE US HLDS	5.875	6/15/2021	Chemicals	4.666

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/21/2016

(11)	Portfolio Assets on Trade Date: $360,002,268

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 75,000 bonds @ $100 = $75,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.021%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	JP Morgan	BOFA Merrill Lynch
SunTrust Robinson Humphrey

Co-Managers:
	Wells Fargo Securities	BBVA Securities
	Fifth Third Securities	KeyBanc Capital Markets
MUFG Securities

(2)	Names of Issuers: AMN HEALTHCARE INC 5.125%

(3)	Title of Securities: AHS 5.125% 10/01/24

(4)	Cusip: 00175PAA1

(5)	Date of First Offering: 9/23/2016

(6)	Amount of Total Offering: 325,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity		Yld to
Description	Coupon	Date	ML Industry Lvl 4	Worst
ENVISION HEALTH	5.125	7/1/2022	Health Services	5.496
AIR MEDICAL MRGR	6.375	5/15/2023	Health Services	8.407
SERVICE CORP INT	7	6/15/2017	Health Services	2.215

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 9/23/2016

(11)	Portfolio Assets on Trade Date: $361,628,919

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 900,000 bonds @ $100 = $900,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,500,000 bonds @ $100 = $2,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.249%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Jefferies & Co.	U.S. Bancorp Investments
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BBVA Securities	Fifth Third Securities
	BMO Capital Markets	MUFG Securities
	Capital One Securities	Scotia Capital

(2)	Names of Issuers: Healthcare Trust of America Holdings, LP

(3)	Title of Securities: HTA 3.5 08/01/26, Cusip #42225UAD6

(4)	Date of First Offering: 07/07/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.721

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America, C#759351AM1
3) Pfizer Inc., C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 07/07/2016

(10)	Portfolio Assets on Trade Date: $1,430,940,163.63

(11)	Price Paid per Unit: $99.721

(12)	Total Price Paid by Portfolio:
610,000 bonds @ $99.721 = $608,298.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.721 = $9,972,100.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.043%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	Mizuho Securities
	Goldman Sachs	SMBC Nikko Securities

Co-Managers
	Merrill Lynch, Pierce,	Lloyds Securities
	Fenner & Smith	SG Americas Securities
	BNP Paribas Securities	Allen & Company
	Credit Suisse Securities	Evercore Group
	Deutsche Bank Securities	CastleOak Securities
	Morgan Stanley & Co.	C.L. King & Associates
	RBC Capital Markets	Drexel Hamilton
	TD Securities	Lebenthal & Co.
	Wells Fargo Securities	Loop Capital Markets
	Commerz Markets	Mischler Financial Group
	DNB Markets	Samuel A. Ramirez & Co.
	PNC Capital Markets	The Williams Capital Group
U.S. Bancorp

(2)	Names of Issuers: Comcast Corporation

(3)	Title of Securities: CMCSA 2.35 01/15/27, Cusip#20030NBW0

(4)	Date of First Offering: 07/12/2016

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.880

Comparable Securities
1) Alexandria Real Estate Equities 3.95% 01/15/27, C#015271AJ8
2) Reinsurance Group of America 3.95% 09/15/26, C#759351AM1
3) Pfizer Inc. 2.75% 06/03/26, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 53 years

(9)	Trade Date: 07/12/2016

1

(10)	Portfolio Assets on Trade Date: $1,425,151,233.40

(11)	Price Paid per Unit: $99.880

(12)	Total Price Paid by Portfolio:
1,525,000 bonds @ $99.880 = $1,523,170.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.880 = $24,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
53 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mitsubishi UFJ Securities
Barclays Capital

Co-Managers
	Deutsche Bank Securities	RBC Capital Markets
	Loop Capital Markets	Wells Fargo Securities

(2)	Names of Issuers: Verizon Owner Trust

(3)	Title of Securities: VZOT 2016-1A A 144A, C#92347XAA4

(4)	Date of First Offering: 07/12/2016

(5)	Amount of Total Offering: 1,000,000.000

(6)	Unit Price of Offering: $99.98316

Comparable Securities
1) DECENT 2016-A2 A2, C#254683BT1
2) DECENT 2016-A1 A1, C#254683BS3
3) DECENT 2015-A3 A, C#254683BQ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer 0.240%).

(8)	Years of Issuer’s Operations: 16 years

(9)	Trade Date: 07/12/2016

(10)	Portfolio Assets on Trade Date: $1,425,151,233.40

(11)	Price Paid per Unit: $99.98316

(12)	Total Price Paid by Portfolio:
2,939,000 bonds @ $99.98316 = $2,938,505.07

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
80,000,000 bonds @ $99.98316 = $79,986,528.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
16 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 4.125 08/15/46, C#92343VDC5

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.947

Comparable Securities
1) Northern States Power – Minn., C#665772CP2
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,432,502,834.96

(11)	Price Paid per Unit: $99.947

(12)	Total Price Paid by Portfolio:
1,400,000 bonds @ $99.947 = $1,399,258.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.947 = $29,984,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.098%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 2.625 08/15/26, C# 92343VDD3

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $ 99.745

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America, C#759351AM1
3) Pfizer, C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,432,502,834.96

(11)	Price Paid per Unit: $ 99.745

(12)	Total Price Paid by Portfolio:
1,830,000 bonds @ $99.745 = $1,825,333.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $ 99.745 = $29,923,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.127%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Mizuho Securities
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Academy Securities	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Great Pacific Securities	U.S. Bancorp Investments
	Lebenthal & Co.	The Williams Capital Group
Mischler Financial Group

(2)	Names of Issuers: Verizon Communications

(3)	Title of Securities: VZ 1.75 08/15/21, Cusip #92343VDG6

(4)	Date of First Offering: 07/27/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.564

Comparable Securities
1) Pfizer Inc., C#717081DX8
2) State Street Corp., C#85477AV5
3) Westpac Banking Corp., C#9612145CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 07/27/2016

(10)	Portfolio Assets on Trade Date: $1,432,502,834.96

(11)	Price Paid per Unit: $99.564

(12)	Total Price Paid by Portfolio:
915,000.00 bonds @ $99.564 = $911,010.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.564 = $14,934,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.064%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.45 08/04/26, C#037833BZ2

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities
1) Alexandria Real Estate, C#015271AJ8
2) Reinsurance Group of America, C#759351AM1
3) Pfizer Inc., C#717081DV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,432,448,499.85

(11)	Price Paid per Unit: $99.727

(12)	Total Price Paid by Portfolio:
1,225,000 bonds @ $99.727 = $1,221,655.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.727 = $19,945,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.55 08/04/21, C#037833CC2

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities
1) Pfizer, C#717081DX8
2) State Street Corp., C#857477AV5
3) Westpac Banking Corp., C#961214CV3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,432,448,499.85

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
1,835,000 bonds @ $99.861= $1,832,449.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.861 = $29,958,300.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	J.P. Morgan Securities
	Goldman Sachs	BofA Merrill Lynch

Co-Managers
	Barclays Capital	Mischler Financial Group
	Citigroup Global Markets	Standard Chartered Bank
	Lebenthal & Co.	Wells Fargo Securities
	Loop Capital Markets	Williams Capital Group

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.85 08/04/46, C#037833CD0

(4)	Date of First Offering: 07/28/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.735

Comparable Securities
1) Northern States Power - Minn., C#665772CP2
2) Intel Corporation, C#458140AV2
3) Burlington Northern Santa Fe, C#12189LAZ4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 40 years

(9)	Trade Date: 07/28/2016

(10)	Portfolio Assets on Trade Date: $1,432,448,499.85

(11)	Price Paid per Unit: $99.735

(12)	Total Price Paid by Portfolio:
1,625,000 bonds @ $99.735 = $1,620,693.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.735 = $29,920,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
40 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 1.55 08/08/21, C#594918BP8

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 2,750,000,000

(6)	Unit Price of Offering: $99.895

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAC5
2) Toronto-Dominion, C#89114QBL1
3) JPMorgan Chase & Co., C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,438,950,227

(11)	Price Paid per Unit: $99.895

1

(12)	Total Price Paid by Portfolio:
3,060,000 bonds @ $99.895 = $3,056,787.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.895 = $49,947,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.212%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2 08/08/23, C#594918BQ6

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.701

Comparable Securities
1) JPMorgan Chase & Co., C#46625HRL6
2) General Motors Financial, C#37045XBK1
3) Ford Motor Credit Co., C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,438,950,227

(11)	Price Paid per Unit: $ 99.701

1

(12)	Total Price Paid by Portfolio:
3,060,000 bonds @ $99.701 = $3,050,850.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.701 = $49,850,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.212%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 2.4 08/08/26, C#594918BR4

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 4,000,000,000

(6)	Unit Price of Offering: $99.814

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAE1
2) CBS Corporation, C#124857AR4
3) Raymond James Financial, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,438,950,227

(11)	Price Paid per Unit: $99.814

1

(12)	Total Price Paid by Portfolio:
3,670,000 bonds @ $99.814 = $3,663,173.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.814 = $59,888,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.255%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.45 08/08/36, C#594918BS2

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $99.613

Comparable Securities
1) Duke Energy Florida Project Finance, C#26444GAE3
2) General Motors Co., C#37045VAK6
3) Johnson & Johnson, C#478160BU7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,438,950,227

(11)	Price Paid per Unit: $99.613

1

(12)	Total Price Paid by Portfolio:
2,635,000 bonds @ $99.613 = $2,624,802.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.613 = $49,806,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Barclays Capital	J.P. Morgan Securities
	Citigroup Global Markets	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	The Williams Capital Group	Lebenthal & Co.
	Academy Securities	Loop Capital Markets
	Blaylock Beal Van	MFR Securities
	CastleOak Securities	Mischler Financial Group
	C.L. King & Associates	Samuel A. Ramirez & Co.
	CAVU Securities	Siebert Brandford Shank & Co.
Drexel Hamilton

(2)	Names of Issuers: Microsoft Corporation

(3)	Title of Securities: MSFT 3.7 08/08/46, cusip #594918BT0

(4)	Date of First Offering: 08/01/2016

(5)	Amount of Total Offering: 4,500,000,000

(6)	Unit Price of Offering: $99.515

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAF8
2) Raymond James Financial, C#754730AF6
3) Consolidated Edison Co., C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 08/01/2016

(10)	Portfolio Assets on Trade Date: $1,438,950,227

(11)	Price Paid per Unit: $99.515

1

(12)	Total Price Paid by Portfolio:
1,715,000 bonds @ $99.515 = $1,706,682.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.515 = $34,830,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Lloyds Securities
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	BNP Paribas	Morgan Stanley
	J.P. Morgan	RBC Capital Markets

(2)	Names of Issuers: AmeriCredit Automobile Receivables Trust 2016-3

(3)	Title of Securities: AMCAR 2016-3 A2A, Cusip#03065DAB3

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 325,000,000

(6)	Unit Price of Offering: $99.9937

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 24

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,435,965,938.42

(11)	Price Paid per Unit: $99.9937

(12)	Total Price Paid by Portfolio:
887,000 bonds @ $99.9937 = $886,944.12

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
34,000,000 bonds @ $99.9937 = $33,997,858.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
24 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	Barclays Capital	Citigroup

(2)	Names of Issuers: Flagship Credit Auto Trust

(3)	Title of Securities: FCAT 2016-3 A2 144A 144A, C#33843PAC0

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 70,340,000

(6)	Unit Price of Offering: $99.9919

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.380%).

(8)	Years of Issuer’s Operations: 18 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,435,965,938

(11)	Price Paid per Unit: $99.9919

(12)	Total Price Paid by Portfolio:
910,000 bonds @ $99.9919 = $909,926.29

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,500,000 bonds @ $99.9919 = $11,499,068.50

(14)	% of Portfolio Assets Applied to Purchase
0.063%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A2A, C#65478WAB1

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 330,000,000

(6)	Unit Price of Offering: $99.99606

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.140%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,435,965,938.42

(11)	Price Paid per Unit: $99.99606

(12)	Total Price Paid by Portfolio:
2,175,000 bonds @ $99.99606 = $2,174,914.31

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.99606 = $34,998,621.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.151%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A3, C#65478WAD7

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 428,000,000

(6)	Unit Price of Offering: $99.99044

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.140%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,435,965,938.42

(11)	Price Paid per Unit: $99.99044

(12)	Total Price Paid by Portfolio:
1,387,000 bonds @ $99.99044 = $1,386,867.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $99.99044 = $22,997,801.20

1

(14)	% of Portfolio Assets Applied to Purchase
0.097%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	HSBC	Wells Fargo Securities
Mizuho Securities Co.

Co-Managers
	Scotiabank	Societe Generale
	SMBC Nikko	TD Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2016-C A4, C#65478WAE5

(4)	Date of First Offering: 08/02/16

(5)	Amount of Total Offering: 96,000,000

(6)	Unit Price of Offering: $99.97883

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 08/02/16

(10)	Portfolio Assets on Trade Date: $1,435,965,938

(11)	Price Paid per Unit: $99.97883

(12)	Total Price Paid by Portfolio:
576,000 bonds @ $99.97883 = $575,878.06

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,250,000 bonds @ $99.97883 = $9,248,041.78

1

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
UBS Securities

Co-Managers
	Academy Securities	Goldman Sachs
	BofA Merrill Lynch	J.P. Morgan Securities
	BB&T Capital Markets	Mischler Financial Group
	BMO Capital Markets	Morgan Stanley
	BNY Mellon Capital Markets	National Bank Financial
	Capital One Securities	RBC Capital Markets
	CIBC World Markets	Scotia Capital USA
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Desjardins Securities	TD Securities
	Drexel Burnham	Wells Fargo Securities
Fifth Third Securities

(2)	Names of Issuers: UBS Group Funding

(3)	Title of Securities: UBS 2.65 02/01/22 144A,C#90351DAH0

(4)	Date of First Offering: 08/03/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities
1) Teva Pharmaceuticals, C#88167AAC5
2) Toronto-Dominion Bank, C#89114BL1
3) JPMorgan Chase & Co., C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.075%).

(8)	Years of Issuer’s Operations: 154 years

(9)	Trade Date: 08/03/2016

(10)	Portfolio Assets on Trade Date: $1,435,482,205

(11)	Price Paid per Unit: $99.940

1

(12)	Total Price Paid by Portfolio:
3,205,000 bonds @ $99.940 = $3,203,077.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.940 = $49,970,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
154 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	JP Morgan Securities
Goldman Sachs

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: Westlake Chemical Corporation

(3)	Title of Securities: WLK 3.6 08/15/26 144A, C#960413AH5

(4)	Date of First Offering: 08/03/16

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.500

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/03/16

(10)	Portfolio Assets on Trade Date: $1,435,482,205

(11)	Price Paid per Unit: $99.500

(12)	Total Price Paid by Portfolio:
955,000 bonds @ $99.500 = $950,225.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.500 = $14,925,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.066%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	JP Morgan Securities
Goldman Sachs

Co-Managers
	Bof A Merrill Lynch	Wells Fargo Securities

(2)	Names of Issuers: Westlake Chemical Corporation

(3)	Title of Securities: WLK 5 08/15/46 144A, C#960413AG7

(4)	Date of First Offering: 08/03/16

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $97.466

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46,C#88167AAF8
2) Consolidated Edison Co. 3.85 46s, C#209111FH1
3) Raymond James Financial 4.95 07/15/46,C#754730AF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 08/03/16

(10)	Portfolio Assets on Trade Date: $1,435,482,205

(11)	Price Paid per Unit: $97.466

(12)	Total Price Paid by Portfolio:
445,000 bonds @ $97.466 = $433,723.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $97.466 = $9,746,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.030%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Morgan Stanley
	ING Bank	Wells Fargo Securities
J.P. Morgan

Co-Managers
	Emirates NBD PJSC	Santander Investment Securities
	HSBC Securities	TD Securities
RBC Capital Markets

(2)	Names of Issuers: ING Bank NV

(3)	Title of Securities: INTNED 2.05 08/15/21 144A, C#449786BJ0

(4)	Date of First Offering: 08/08/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.877

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21,C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase & Co. 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 08/08/2016

(10)	Portfolio Assets on Trade Date: $1,438,120,604

(11)	Price Paid per Unit: $99.877

(12)	Total Price Paid by Portfolio:
3,245,000 bonds @ $99.877 = $3,241,008.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.877 = $49,938,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.225%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Mellon Capital Markets	J.P. Morgan Securities
	Credit Suisse Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	BB&T Capital Markets	Raymond James
	Guggenheim Capital	Samuel A. Ramirez & Co.
	Lloyds Securities	Scotia Capital
Loop Capital Markets

(2)	Names of Issuers: Bank Of New York Mellon Corporation

(3)	Title of Securities: BK 2.2 08/16/23, Cusip #06406FAD5

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.826

Comparable Securities
1) JPM Chase & Co. 2.7 05/18/23, C#46625HRL6
2) General Motors 3.7 05/09/23, C#37045XBK1
3) Ford Motor Credit 3.096 05/04/23, C#345397XZ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,440,635,284

(11)	Price Paid per Unit: $99.826

(12)	Total Price Paid by Portfolio:
2,990,000 bonds @ $99.826 = $2,984,797.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.826 = $49,913,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.207%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Mellon Capital Markets	J.P. Morgan Securities
	Credit Suisse Securities	Wells Fargo Securities
Goldman Sachs

Co-Managers
	BB&T Capital Markets	Raymond James
	Guggenheim Capital	Samuel A. Ramirez & Co.
	Lloyds Securities	Scotia Capital
Loop Capital Markets

(2)	Names of Issuers: Bank of New York Mellon Corporation

(3)	Title of Securities: BK 2.45 08/17/26, C#06406FAE3

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.613

Comparable Securities
1) Teva 3.15 10/01/26, C#88167AAE1
2) CBS Corporation 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 9/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 9 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,440,635,284

(11)	Price Paid per Unit: $99.613

(12)	Total Price Paid by Portfolio:
1,795,000 bonds @ $99.613 = $1,788,053.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.613 = $29,883,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
9 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas	Scotiabank
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 1.8 09/01/21,C#26441CAR6

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.990

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21,C#88167AAC5
2) Toronto-Dominion Bank, C#89114QBL1
3) JPMorgan Chase & Co. 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,440,635,284

(11)	Price Paid per Unit: $99.990

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.990 = $1,194,880.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.990 = $19,998,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas	Scotiabank
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 2.65 09/01/26, C#26441CAS4

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.692

Comparable Securities
1) Teva Pharmaceuticals 3.15% 10/01/26, C#88167AAE1
2) CBS Corporation 2.9% 01/15/27, C#124857AR4
3) Raymond James Financial 3.625% 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,440,635,284

(11)	Price Paid per Unit: $99.692

(12)	Total Price Paid by Portfolio:
1,495,000 bonds @ $99.692 = $1,490,395.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.692 = $24,923,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays	MUFG Securities Americas
	Credit Suisse	UBS Investment Bank
Mizuho Securities

Co-Managers
	BNP Paribas	Scotiabank
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Citigroup	TD Securities
	J.P. Morgan	U.S. Bancorp
	Loop Capital Markets	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Duke Energy Corporation

(3)	Title of Securities: DUK 3.75 09/01/46, C#26441CAT2

(4)	Date of First Offering: 08/09/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.944

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46,C#88167AAF8
2) Raymond James Financial 4.95 07/15/46,C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 08/09/2016

(10)	Portfolio Assets on Trade Date: $1,440,635,284

(11)	Price Paid per Unit: $99.944

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.944 = $1,194,330.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.944 = $24,986,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 1.85 08/19/21, C#031162CG3

(4)	Date of First Offering: 08/10/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.891

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21, C#88167AACC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase & Co., C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,443,273,729

(11)	Price Paid per Unit: $99.891

(12)	Total Price Paid by Portfolio:
1,795,000 bonds @ $99.891 = $1,793,043.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.891 = $29,967,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 2.6 08/19/26, C#031162CJ7

(4)	Date of First Offering: 08/10/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.939

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS Corp. 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,443,273,729

(11)	Price Paid per Unit: $99.939

(12)	Total Price Paid by Portfolio:
1,195,000 bonds @ $99.939 = $1,194,271.05

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.939 = $19,987,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	HSBC Securities
	Goldman Sachs	Morgan Stanley

Co-Managers
	Barclays Capital	Credit Suisse Securities
	J.P. Morgan Securities	Deutsche Bank Securities
	Mizuho Securities	Merrill Lynch, Pierce,
	RBC Capital Markets	Fenner & Smith
	UBS Securities	MUFG Securities
	Academy Securities	SMBC Nikko Securities
	BNP Paribas Securities	Wells Fargo Securities

(2)	Names of Issuers: Amgen Inc.

(3)	Title of Securities: AMGEN 4.4 05/01/45, Cusip#031162BZ2

(4)	Date of First Offering: 08/10/2016 (reissuance of 04/28/15 deal)

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $107.892

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46,C#88167AAF8
2) Raymond James Financial 4.95 07/15/46,C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 08/10/2016

(10)	Portfolio Assets on Trade Date: $1,443,273,729

(11)	Price Paid per Unit: $107.892

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $107.892 = $977,447.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $107.892 = $21,842,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.068%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 2.25 08/15/21, Cusip #31620MAS5

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21,C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114ABL1
3) JPMorgan Chase & Co.

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,438,946,093

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $99.986 = $894,874.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.986 = $14,997,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 3 08/15/26, C#31620MAT3

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $98.891

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,438,946,093

(11)	Price Paid per Unit: $98.891

(12)	Total Price Paid by Portfolio:
1,495,000 bonds @ $98.891 = $1,478,420.45

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $98.891 = $24,722,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	MUFG Securities
	HSBC Securities	U.S. Bancorp
	J.P. Morgan Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	Barclays	PNC Capital Markets
	Credit Agricole Securities	SMBC Nikko Securities
	Lloyds Securities	SunTrust Robinson Humphrey

(2)	Names of Issuers: Fidelity National Information Services, Inc.

(3)	Title of Securities: FIS 4.5 08/15/46, C#31620MAU0

(4)	Date of First Offering: 08/11/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $98.430

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46,C#88167AAF8
2) Raymond James Financial 4.95 07/15/46,C#754730AF6
3) Consolidated Edison 3.85 06/15/46, C#209111FH1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 08/11/2016

(10)	Portfolio Assets on Trade Date: $1,438,946,093

(11)	Price Paid per Unit: $98.430

(12)	Total Price Paid by Portfolio:
595,000 bonds @ $98.430= $585,658.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $98.430= $14,764,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan	BofA Merrill Lynch
	RBC Capital Markets	Credit Suisse
	Wells Fargo Securities	Williams Capital Group
Capital One Securities

Co-Managers

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2016-A5 A5, C#14041NFG1

(4)	Date of First Offering: 08/18/16

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $99.9703

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 08/18/16

(10)	Portfolio Assets on Trade Date: $1,444,396,086

(11)	Price Paid per Unit: $99.9703

(12)	Total Price Paid by Portfolio:
2,153,000 bonds @ $99.9703 = $2,152,360.56

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.9703 = $49,985,150.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.149%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Citigroup Global Markets	Mizuho Securities
	Fifth Third Securities	Morgan Stanley
	MUFG Securities	RBC Capital Markets
	SMBC Nikko	SunTrust Robinson Humphrey
	Barclays Capital	TD Securities
Credit Agricole

Co-Managers
	Citizens Capital Markets	Wells Fargo Securities
	Societe Generale	PNC Capital Markets

(2)	Names of Issuers: Crown Castle International Corporation

(3)	Title of Securities: CCI 2.25 09/01/21, C#22822VAD3

(4)	Date of First Offering: 08/22/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.972

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21,C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 08/22/2016

(10)	Portfolio Assets on Trade Date: $1,445,322,302

(11)	Price Paid per Unit: $ 99.972

(12)	Total Price Paid by Portfolio:
895,000 bonds @ $99.972 = $894,749.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.972 = $14,995,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	J.P. Morgan
	Credit Suisse Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Muriel Siebert & Co.
	Drexel Hamilton	Samuel A. Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: The Coca-Cola Company

(3)	Title of Securities: KO 1.55 09/01/21, C#191216BY5

(4)	Date of First Offering: 08/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.890

Comparable Securities
1) Teva Pharmaceuticals 2.2 07/21/21,C#88167AAC5
2) Toronto-Dominion Bank 1.8 07/13/21, C#89114QBL1
3) JPMorgan Chase 2.4 06/07/21, C#46625HRT9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 08/29/2016

(10)	Portfolio Assets on Trade Date: $1,446,167,639

(11)	Price Paid per Unit: $99.890

(12)	Total Price Paid by Portfolio:
1,470,000 bonds @ $99.890 = $1,468,383.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.890 = $24,972,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	J.P. Morgan
	Credit Suisse Securities	Wells Fargo Securities

Co-Managers
	CastleOak Securities	Muriel Siebert & Co.
	Drexel Hamilton	Samuel A. Ramirez & Co.
Mischler Financial Group

(2)	Names of Issuers: The Coca-Cola Company

(3)	Title of Securities: KO 2.25 09/01/26, C#191216BZ2

(4)	Date of First Offering: 08/29/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS Corporation 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 08/29/2016

(10)	Portfolio Assets on Trade Date: $1,446,167,639

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,175,000 bonds @ $99.884 = $1,173,637.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.884 = $19,976,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.081%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan Securities
	Credit Suisse	Morgan Stanley

Co-Managers
	Barclays Capital	Mizuho Securities
	BNY Mellon Capital Markets	RBC Capital Markets
	Citigroup Global Markets	SunTrust Robinson Humphrey
	Deutsche Bank Securities	TD Securities USA
	Fifth Third Securities	U.S. Bancorp Investments
	Goldman Sachs	Wells Fargo Securities
	Lebenthal & Co.	Williams Capital Group

(2)	Names of Issuers: Home Depot Inc.

(3)	Title of Securities: HD 3.5 09/15/56, C#437076BP6

(4)	Date of First Offering: 09/06/2016

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $98.097

Comparable Securities
1) International Paper 4.4 08/15/47, C#460146CQ4
2) Consumers Energy 3.25 08/15/46, C#210518CZ7
3) Kimberly-Clark Corporation 3.2 07/30/46, C#494368BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 38 years

(9)	Trade Date: 09/06/2016

(10)	Portfolio Assets on Trade Date: $1,448,474,562

(11)	Price Paid per Unit: $98.097

(12)	Total Price Paid by Portfolio:
410,000 bonds @ $98.097 = $402,197.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.097 = $6,866,790.00

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
38 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities Americas
	J.P. Morgan Securities	RBC Capital Markets
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Scotiabank
	BNP Paribas	SMBC Nikko
	Credit Suisse	SunTrust Robinson Humphrey
	Lloyds Securities	TD Securities
	PNC Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Valero Energy Corporation

(3)	Title of Securities: VLO 3.4 09/15/26, C#91913YAU4

(4)	Date of First Offering: 09/07/2016

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.655

Comparable Securities
1) Old Republic Intl. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#07813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 36 years

(9)	Trade Date: 09/07/2016

(10)	Portfolio Assets on Trade Date: $1,448,275,730

(11)	Price Paid per Unit: $99.655

(12)	Total Price Paid by Portfolio:
1,460,000 bonds @ $99.655 = $1,454,963.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.655 = $24,913,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
36 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	BofA Merrill Lynch	MUFG
	Comerica Securities	PNC Capital Markets
Mizuho Securities Co.

(2)	Names of Issuers: World Omni Auto Receivables Trust

(3)	Title of Securities: WORT 2016-B A3, C#98161PAD5

(4)	Date of First Offering: 09/07/2016

(5)	Amount of Total Offering: 324,000,000

(6)	Unit Price of Offering: $99.97442

Comparable Securities
1) AFIN 2016-2 A2A, C#1397MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 35 years

(9)	Trade Date: 09/07/2016

(10)	Portfolio Assets on Trade Date: $1,448,275,730

(11)	Price Paid per Unit: $99.97442

(12)	Total Price Paid by Portfolio:
1,533,000 bonds @ $99.97442 = $1,532,607.86

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.97442 = $24,993,605.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
35 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan
	Credit Suisse Securities	BofA Merrill Lynch
	Goldman Sachs	Wells Fargo Securities
HSBC Securities

Co-Managers
	Academy Securities	Mischler Financial Group
	Great Pacific Securities	Unicredit Capital Markets
MFR Securities

(2)	Names of Issuers: Metropolitan Life Global Funding I

(3)	Title of Securities: MET 1.55 09/13/19 144A,C#59217GBV0

(4)	Date of First Offering: 09/08/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.857

Comparable Securities
1) Westpac Banking 1.6 08/19/19, C#961214CY7
2) Ford Motor Credit 1.897 08/12/19, C#345397YD9
3) Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 148 years

(9)	Trade Date: 09/08/2016

(10)	Portfolio Assets on Trade Date: $1,443,034,285

(11)	Price Paid per Unit: $99.857

(12)	Total Price Paid by Portfolio:
1,245,000 bonds @ $99.857 = $1,243,219.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.857 = $19,971,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
148 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan
	Credit Suisse Securities	BofA Merrill Lynch
	Goldman Sachs	Wells Fargo Securities
HSBC Securities

Co-Managers
	Academy Securities	Mischler Financial Group
	Great Pacific Securities	Unicredit Capital Markets
MFR Securities

(2)	Names of Issuers: Metropolitan Life Global Funding I

(3)	Title of Securities: MET 1.95 09/15/21 144A,C#59217GBX6

(4)	Date of First Offering: 09/08/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.834

Comparable Securities
1) Baxter International 1.7 08/15/21, C#071813BR9
2) Santander UK Group Hldgs. 2.875 08/05/21,C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 148 years

(9)	Trade Date: 09/08/2016

(10)	Portfolio Assets on Trade Date: $1,443,034,285

(11)	Price Paid per Unit: $99.834

(12)	Total Price Paid by Portfolio:
1,855,000 bonds @ $99.834 = $1,851,920.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.834 = $29,950,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
148 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 1.4 09/20/19, C#17275RBG6

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.889

Comparable Securities
1) Westpac Banking Corp. 1.6 08/19/19, C#961214CY7
2) Ford Motor Credit Co., 1.897 08/12/19 C#345397YD9
3) Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,439,448,877

(11)	Price Paid per Unit: $99.889

(12)	Total Price Paid by Portfolio:
3,210,000 bonds @ $99.889 = $3,206,436.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.889 = $54,938,950.00

(14)	% of Portfolio Assets Applied to Purchase
0.223%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 1.85 09/20/21, C#17275RBJ0

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities
1) Baxter Intl. 1.7 08/15/21, C#071813BR9
2) Santander UK Group 2.875 08/05/21, C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,439,448,877

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:
3,500,000 bonds @ $99.986 = $3,499,510.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.986 = $59,991,600.00

(14)	% of Portfolio Assets Applied to Purchase
0.243%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	HSBC Securities
	Citigroup Global Markets	J.P. Morgan
	Deutsche Bank Securities	Morgan Stanley
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	Barclays Capital	Lloyds Securities
	BB&T Capital Markets	RBC Capital Markets
	BNP Paribas Securities	Academy Securities
Credit Suisse Securities

(2)	Names of Issuers: Cisco Systems Inc.

(3)	Title of Securities: CSCO 2.2 09/20/23, C#17275RBH4

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.794

Comparable Securities
1) Mitsubishi UFJ Fin. 2.527 09/13/23, C#606822AH7
2) Teva Pharmaceuticals 2.8 07/21/23, C#88167AAD3
3) JPMorgan Chase & Co. 2.7 05/18/23, C#46625HRL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,439,448,877

(11)	Price Paid per Unit: $99.794

(12)	Total Price Paid by Portfolio:
2,625,000 bonds @ $99.794 = $2,619,592.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.794 = $44,907,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.182%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Mizuho Securities
	Goldman Sachs Group	Morgan Stanley

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Citigroup Global Markets	Wells Fargo Securities
	HSBC Securities	Credit Suisse Securities
	J.P. Morgan Securities	Loop Capital Markets
	Santander Investments	Williams Capital Group
Scotia Capital USA

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 2.625 09/16/26, Cusip #02209SAU7

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.590

Comparable Securities
1) Teva Pharmaceuticals 3.15 10/01/26, C#88167AAE1
2) CBS Corporation 2.9 01/15/27, C#124857AR4
3) Raymond James Financial 3.625 09/15/26, C#754730AE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,439,448,877.29

(11)	Price Paid per Unit: $99.590

(12)	Total Price Paid by Portfolio:
745,000 bonds @ $99.590 = $741,945.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12M bonds @ $99.590 = $11,950,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.052%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank Securities	Mizuho Securities
	Goldman Sachs Group	Morgan Stanley

Co-Managers
	Barclays Capital	U.S. Bancorp Investments
	Citigroup Global Markets	Wells Fargo Securities
	HSBC Securities	Credit Suisse Securities
	J.P. Morgan Securities	Loop Capital Markets
	Santander Investments	Williams Capital Group
Scotia Capital USA

(2)	Names of Issuers: Altria Group Inc.

(3)	Title of Securities: MO 3.875 09/16/46, Cusip #02209SAV5

(4)	Date of First Offering: 09/13/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $98.515

Comparable Securities
1) Teva Pharmaceuticals 4.1 10/01/46, C#88167AAF8
2) Consolidated Edison Co. 3.85 46s, C#209111FH1
3) Raymond James Financial 4.95 07/15/46, C#754730AF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 31 years

(9)	Trade Date: 09/13/2016

(10)	Portfolio Assets on Trade Date: $1,439,448,877.29

(11)	Price Paid per Unit: $98.515

(12)	Total Price Paid by Portfolio:
1,245,000 bonds @ $98.515 = $1,226,511.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20M bonds @ $98.515 = $19,703,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
31 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A2 144A, C#872295AB6

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 160,000,000

(6)	Unit Price of Offering: $99.99324

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.220%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,441,387,477

(11)	Price Paid per Unit: $99.99324

(12)	Total Price Paid by Portfolio:
1,558,000 bonds @ $99.99324 = $1,557,894.68

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.99324 = $24,998,310.00

(14)	% of Portfolio Assets Applied to Purchase
0.108%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A3 144A, C#872295AC4

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 140,000,000

(6)	Unit Price of Offering: $99.98357

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,441,387,477

(11)	Price Paid per Unit: $99.98357

(12)	Total Price Paid by Portfolio:
623,000 bonds @ $99.98357 = $622,897.64

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.98357 = $19,996,714.00

(14)	% of Portfolio Assets Applied to Purchase
0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Wells Fargo

Co-Managers
Citigroup

(2)	Names of Issuers: TCF Auto Receivables Owner Trust

(3)	Title of Securities: TCFAT 2016-1A A4 144A, C#872295AD2

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 77,450,000

(6)	Unit Price of Offering: $99.98636

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.270%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,441,387,477

(11)	Price Paid per Unit: $99.98636

(12)	Total Price Paid by Portfolio:
464,000 bonds @ $99.98636 = $463,936.71

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,450,000 bonds @ $99.98636 = $7,448,983.82

(14)	% of Portfolio Assets Applied to Purchase
0.032%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities

Co-Managers
	Barclays Capital	Mizuho Securities
	BNP Paribas	Morgan Stanley & Co.
	BNY Mellon Capital Market	MUFG Securities Americas
	Credit Suisse Securities	Scotia Capital USA
	HSBC Securities	SMBC Nikko Securities
	ING Financial Markets	U.S. Bancorp Investments
	KeyBanc Capital Markets	Wells Fargo Securities
Loop Capital Markets
Merrill Lynch, Pierce, Fenner & Smith

(2)	Names of Issuers: Thermo Fisher Scientific

(3)	Title of Securities: TMO 2.95 09/19/26, C#883556BR2

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $98.787

Comparable Securities
1) Old Republic Intl. Corp 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,441,387,477

(11)	Price Paid per Unit: $98.787

1

(12)	Total Price Paid by Portfolio:
1,165,000 bonds @ $98.787 = $1,150,868.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $98.787 = $19,757,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Deutsche Bank	SMBC Nikko
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BofA Merrill Lynch	Mizuho Securities
	Fifth Third Bank	RBC Capital Markets
Mitsubishi UFJ Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust

(3)	Title of Securities: WFNMT 2016-B A, C#981464FP0

(4)	Date of First Offering: 09/14/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.98564

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057YAB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 09/14/2016

(10)	Portfolio Assets on Trade Date: $1,441,387,477

(11)	Price Paid per Unit: $99.98564

(12)	Total Price Paid by Portfolio:
1,874,000 bonds @ $99.98564 = $1,873,730.89

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.98564 = $34,994,974.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.130%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities
	Goldman Sachs	SMBC Nikko Securities
	HSBC Securities	Wells Fargo Securities
J.P. Morgan Securities
Merrill Lynch, Pierce, Fenner & Smith

Co-Managers
	Citigroup Global Markets	MUFG Securities Americas
	Evercore Group	RBC Capital Markets
	Lazard Freres & Co.	U.S. Bancorp Investments
	Morgan Stanley & Co.	Williams Capital Group

(2)	Names of Issuers: Gilead Sciences

(3)	Title of Securities: GILD 4.15 03/01/47, C#375558BK8

(4)	Date of First Offering: 09/15/2016

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.283

Comparable Securities
1) International Paper Co. 4.4 08/15/47, C#460146CQ4
2) Consumers Energy Co. 3.25 08/15/46, C#210518CZ7
3) Kimberly-Clark Corp. 3.2 07/30/46, C#494368BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 09/15/2016

(10)	Portfolio Assets on Trade Date: $1,440,723,184

(11)	Price Paid per Unit: $99.283

(12)	Total Price Paid by Portfolio:
745,000 bonds @ $99.283 = $739,658.35

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.283 = $14,892,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.051%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Morgan Stanley
	J.P. Morgan Securities	MUFG Securities
Mizuho Securities

Co-Managers
	BNP Paribas Securities	SMBC Nikko Securities
	Citigroup Global Markets	Wells Fargo Securities
	DNB Markets	BBVA Securities
	HSBC Securities	Credit Agricole Securities
	Merrill Lynch, Pierce, Fenner & Smith	ING Financial Markets
	Scotia Capital	TD Securities
U.S. Bancorp

(2)	Names of Issuers: Hess Corporation

(3)	Title of Securities: HES 5.8 04/01/47, C#42809HAH0

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.715

Comparable Securities
1) International Paper Co. 4.4 08/15/47, C#460146CQ4
2) Consumer Energy Co. 3.25 08/15/46, C#210518CZ7
3) Kimberly-Clark 3.2 07/30/46, C#494368BV4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 97 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,441,019,207

(11)	Price Paid per Unit: $99.715

(12)	Total Price Paid by Portfolio:
865,000 bonds @ $99.715 = $862,534.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.715 = $14,957,250.00

(14)	% of Portfolio Assets Applied to Purchase
0.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
97 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	Sumitomo Bank of New York

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 1.9 09/23/19, C#82481LAA7

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,300,000,000

(6)	Unit Price of Offering: $99.919

Comparable Securities
1) Westpac Banking 1.6 08/19/19, C#961214CY7
2) Ford Motor Credit Co. 1.897 08/12/19, C#345397YD9
3) Teva Pharmaceuticals 1.7 07/19/19, C#88167AAB7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,441,019,207

(11)	Price Paid per Unit: $99.919

1

(12)	Total Price Paid by Portfolio:
2,905,000 bonds @ $99.919 = $2,902,646.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.919 = $49,959,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.201%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 2.4 09/23/21, C#82481LAB5

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,300,000,000

(6)	Unit Price of Offering: $99.892

Comparable Securities
1) Baxter International 1.7 08/15/21, C#071813BR9
2) Santander UK Group 2.875 08/05/21, C#802816AE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,441,019,207

(11)	Price Paid per Unit: $99.892

1

(12)	Total Price Paid by Portfolio:
2,905,000 bonds @ $99.892 = $2,901,862.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.892 = $49,959,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.201%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 2.875 09/23/23, C#82481LAC3

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.987

Comparable Securities
1) Mitsubishi UFJ Group 2.527 09/13/23, C#606822AH7
2) Teva Pharmaceuticals 2.8 07/21/23, C#88167AAD3
3) JPMorgan Chase 2.7 05/18/23, C#46625HRL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,441,019,207

(11)	Price Paid per Unit: $99.987

1

(12)	Total Price Paid by Portfolio:
2,905,000 bonds @ $99.987 = $2,904,622.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.987 = $49,993,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.202%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Bank of China	Lloyds Bank
	BofA Merrill Lynch	Mizuho Securities
	Barclays Capital	Morgan Stanley
	Citigroup Global Markets	MUFG Securities
	Commerzbank Securities	RBC Capital Markets
	Credit Suisse	Royal Bank of Scotland
	Deutsche Bank Securities	Santander Bank
	DNB Markets	SMBC Nikko Securities

Co-Managers
	Goldman Sachs	Mediobanca
	HSBC Securities	Scotiabank
	J.P. Morgan Securities	Wells Fargo Securities

(2)	Names of Issuers: Shire Acquisitions Investments Ireland Designated Activity Co.

(3)	Title of Securities: SHPLN 3.2 09/23/26, C#82481LAD1

(4)	Date of First Offering: 09/19/2016

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.881

Comparable Securities
1) Old Republic Intl. Corp. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 30 years

(9)	Trade Date: 09/19/2016

(10)	Portfolio Assets on Trade Date: $1,441,019,207

(11)	Price Paid per Unit: $99.881

1

(12)	Total Price Paid by Portfolio:
4,360,000 bonds @ $99.881 = $4,354,811.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
75,000,000 bonds @ $99.881 = $74,910,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.302%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
30 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Goldman Sachs	Scotia Capital
	MUFG Securities Americas	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Fortis, Inc.

(3)	Title of Securities: FTSCN 2.1 10/04/21, 144A, C#349553AJ6

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.745

Comparable Securities
1) Mitsubishi UFJ Fin. 2.19 09/13/21, C#606822AG9
2) Santander UK Group 2.875 08/05/21, C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,438,624,094

(11)	Price Paid per Unit: $99.745

(12)	Total Price Paid by Portfolio:
925,000 bonds @ $99.745 = $922,641.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.745 = $14,961,750.00

(14)	% of Portfolio Assets Applied to Purchase
0.064%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Goldman Sachs	Scotia Capital
	MUFG Securities Americas	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Fortis, Inc.

(3)	Title of Securities: FTSCN 3.055 10/04/26 144A, C#349553AL1

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Old Republic Intl. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,438,624,094

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,845,000 bonds @ $100.000 = $1,845,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.128%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
Citigroup

Co-Managers
	BNP Paribas Securities	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Deutsche Bank Securities	Santander Investment Securities
	LionTree Advisors	SMBC Nikko Securities
	Mizuho Securities	U.S. Bancorp Investments
	MUFG Securities Americas	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 2.25 02/04/22, C#92553PBA9

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.692

Comparable Securities
1) Baxter International 1.7 08/15/21, C#071813BR9
2) Santander UK Group 2.875 08/05/21, C#80281LAE5
3) Citigroup 2.35 08/02/21, C#172967KV2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,438,624,094

(11)	Price Paid per Unit: $99.692

(12)	Total Price Paid by Portfolio:
865,000 bonds @ $99.692 = $862,335.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.692 = $14,953,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.060%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	Morgan Stanley
Citigroup

Co-Managers
	BNP Paribas Securities	RBS Securities
	BNY Mellon Capital Markets	Samuel A. Ramirez & Co.
	Deutsche Bank Securities	Santander Investment Securities
	LionTree Advisors	SMBC Nikko Securities
	Mizuho Securities	U.S. Bancorp Investments
	MUFG Securities Americas	Wells Fargo Securities
	RBC Capital Markets	Williams Capital Group

(2)	Names of Issuers: Viacom Inc.

(3)	Title of Securities: VIA 3.45 10/04/26, C#92553PBB7

(4)	Date of First Offering: 09/29/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.481

Comparable Securities
1) Old Republic Intl. Corp. 3.875 08/26/26, C#680223AK0
2) Progressive Corp. 2.45 01/15/27, C#743315AR4
3) Baxter Intl. 2.6 08/15/26, C#071813BQ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 09/29/2016

(10)	Portfolio Assets on Trade Date: $1,438,624,094

(11)	Price Paid per Unit: $99.481

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.481 = $572,015.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.481 = $14,922,150.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	October 6, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Lead Syndicate Manager:
	Credit Suisse	Scotiabanc Inc

Co-Managers:
	Barclays	BBVA Securities
	BNP Paribas	Iberia Capital
	KeyBanc Capital	PNC Capital
	Samuel A Ramirez & Co	US Bancorp
Wells Fargo Securities

(2)	Names of Issuers: GULFPORT ENERGY CORP 6%

(3)	Title of Securities: GPOR 6% 10/15/24

(4)	Cusip: 402635AF3

(5)	Date of First Offering: 10/6/2016

(6)	Amount of Total Offering: 650,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BLOCK COMMUNICAT	7.25	2/1/2020	Media - Diversified	7.246
RADIO ONE INC	7.375	4/15/2022	Media Content	9.872
BELO CORP	7.25	9/15/2027	Media Content	6.748

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/6/2016

(11)	Portfolio Assets on Trade Date: $359,562,036

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 200,000 bonds @ $100 = $200,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.056%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Lead Syndicate Manager:
	Citigroup	Credit Suisse
	Deutsche Bank	Goldman Sachs
	JP Morgan	BOFA Merrill Lynch
Wells Fargo Securities

Co-Managers:
	BNP Paribas	BNY Mellon Capital
	Drexel Hamilton	Lebenthal & Co
	Loop Capital	Mizuho
	MUFG Securities	RBC Capital
	Samuel A Ramirez & Co	SG Americas
	SMBC Nikko	TD Securities
Williams Capital

(2)	Names of Issuers: CBS RADIO INC 7.25%

(3)	Title of Securities: CBS 7.25% 11/01/24

(4)	Cusip: 124847AC8

(5)	Date of First Offering: 10/7/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BLOCK COMMUNICAT	7.25	2/1/2020	Media - Diversified	7.246
RADIO ONE INC	7.375	4/15/2022	Media Content	9.872
BELO CORP	7.25	9/15/2027	Media Content	6.748

(8)	Underwriting Spread or Commission: 1.600%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/7/2016

(11)	Portfolio Assets on Trade Date: $359,715,616

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 30,000 bonds @ $100 = $30,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

(15)	% of Portfolio Assets Applied to Purchase
0.008%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Lead Syndicate Manager:
	Barclays	BNP Paribas
	Credit Suisse	Deutsche Bank
	Goldman Sachs	HSBC
	BOFA Merrill Lynch	Mizuho
	PNC Capital	RBC Capital
	SunTrust	TD Securities
	UBS	Wells Fargo Securities

Co-Managers:
	ABN AMRO	BMO Capital
	Citizens Capital	MUFG Securities
SG Americas

(2)	Names of Issuers: NGL ENRGY PART LP/FIN CO 7.5%

(3)	Title of Securities: NGL 7.5% 11/01/23

(4)	Cusip: 62913TAH5

(5)	Date of First Offering: 10/19/2016

(6)	Amount of Total Offering: 700,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
BLOCK COMMUNICAT	7.25	2/1/2020	Media - Diversified	7.246
RADIO ONE INC	7.375	4/15/2022	Media Content	9.872
BELO CORP	7.25	9/15/2027	Media Content	6.748

(8)	Underwriting Spread or Commission: 1.500%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/19/2016

(11)	Portfolio Assets on Trade Date: $355,803,873

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 725,000 bonds @ $100 = $725,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.211%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Lead Syndicate Manager:
	Barclays	Citigroup
	Deutsche Bank	JP Morgan
	BOFA Merrill Lynch	Morgan Stanley
	MUFG Securities	Scotia Capital
Wells Fargo Securities

Co-Managers:
	BMO Capital	PNC Capital
SunTrust

(2)	Names of Issuers: UNITED RENTALS NORTH AM 5.5%

(3)	Title of Securities: URI 5.5% 05/15/27

(4)	Cusip: 911365BF0

(5)	Date of First Offering: 10/24/2016

(6)	Amount of Total Offering: 750,000,000

(7)	Unit Price of Offering: $100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
AVIS BUDGET CAR	5.5	4/1/2023	Support-Services	5.36
SCIENCE APPLICAT	5.5	7/1/2033	Support-Services	6.423
SABRE GLBL INC	5.25	11/15/2023	Support-Services	5.288

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/24/2016

(11)	Portfolio Assets on Trade Date: $356,041,918

(12)	Price Paid per Unit: $100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.098%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Goldman Sachs	HSBC Securities
	JP Morgan	BOFA Merrill Lynch
	Mizuho Securities	Morgan Stanley
	Scotia Capital	SunTrust
Wells Fargo Securities

Co-Managers:
	Citigroup	LionTree Advisors
	MUFG Securities	US Bancorp

(2)	Names of Issuers: LIVE NATION ENTERTAINMEN 4.875%

(3)	Title of Securities: LYV 4.875% 11/01/24

(4)	Cusip: 538034AK5

(5)	Date of First Offering: 10/26/2016

(6)	Amount of Total Offering: 575,000,000

(7)	Unit Price of Offering: $100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ACTIVISION BLIZZ	5.625	9/15/2021	Theaters & Entertainment	4.364
AMC ENTERTAINMNT	5.75	6/15/2025	Theaters & Entertainment	5.741
CARMIKE CINEMAS	6	6/15/2023	Theaters & Entertainment	5.356

(8)	Underwriting Spread or Commission: 1.50%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/26/2016

(11)	Portfolio Assets on Trade Date: $355,532,581

(12)	Price Paid per Unit: $100

1

(13)	Total Price Paid by Portfolio: 925,000 bonds @ $100 = $925,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $100 = $7,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.26%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays Capital	Citigroup Global
	SunTrust	Wells Fargo Securities

Co-Managers:
	Evercore Group	Fifth Third Securities
	Morgan Stanley	Regions Securities
	Stifel Nicolaus	US Bancorp

(2)	Names of Issuers: CENTENE CORP 4.75%

(3)	Title of Securities: CNC 4.75% 01/15/25

(4)	Cusip: 15135BAJ0

(5)	Date of First Offering: 10/26/2016

(6)	Amount of Total Offering: 1,200,000,000

(7)	Unit Price of Offering: $100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
MPH ACQUISITION	6.625	4/1/2022	Managed Care	6.416
ENVISION HEALTH	5.125	7/1/2022	Health Services	5.496
ACADIA HEALTH	5.125	7/1/2022	Health Facilities	6.463

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 10/26/2016

(11)	Portfolio Assets on Trade Date: $355,532,581

(12)	Price Paid per Unit: $100

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $1,500,000

(15)	% of Portfolio Assets Applied to Purchase
0.183%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
	Goldman Sachs	JP Morgan
	Merrill lynch	Morgan Stanley

Co-Managers:
	Fifth Third Securities	PNC Capital
	SunTrust Robinson	Wells Fargo Securities

(2)	Names of Issuers: STEEL DYNAMICS 5% 26

(3)	Title of Securities: STLD 5% 12/15/26

(4)	Cusip: 858119BE9

(5)	Date of First Offering: 11/29/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ARCELORMITTAL	5.125	6/1/2020	Steel Producers/Products	10.311
US STEEL CORP	6.05	6/1/2017	Steel Producers/Products	22.294
STEEL DYNAMICS	5.25	4/15/2023	Steel Producers/Products	7.218

(8)	Underwriting Spread or Commission: 1.35%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/29/2016

(11)	Portfolio Assets on Trade Date: $327,729,587

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 2,025,000 bonds @ $100 = $2,025,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
6.000,000 bonds @ $100 = $6,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.618%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Goldman Sachs	JP Morgan
	Merrill lynch	Wells Fargo Securities

Co-Managers:
	Mizuhu Securities	Rabo Securities
Scotia Capital

(2)	Names of Issuers: LAMB WESTON HLD 4.625%

(3)	Title of Securities: LW 4.625% 11/01/24

(4)	Cusip: 513272AA2

(5)	Date of First Offering: 11/1/2016

(6)	Amount of Total Offering: 833,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
B&G FOODS INC	4.625	6/1/2021	Food - Wholesale	4.944
PINNACLE FOOD	4.875	5/1/2021	Food - Wholesale	5.757
SUN MERGER SUB	5.25	8/1/2018	Food - Wholesale	4.58

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/1/2016

(11)	Portfolio Assets on Trade Date: $352,039,302

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 25,000 bonds @ $100 = $25,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.007%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Goldman Sachs	JP Morgan
	Merrill lynch	Wells Fargo Securities

Co-Managers:
	Mizuhu Securities	Rabo Securities
Scotia Capital

(2)	Names of Issuers: LAMB WESTON HLD 4.875%

(3)	Title of Securities: LW 4.875% 11/01/26

(4)	Cusip: 513272AB0

(5)	Date of First Offering: 11/1/2016

(6)	Amount of Total Offering: 833,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
B&G FOODS INC	4.625	6/1/2021	Food - Wholesale	4.944
PINNACLE FOOD	4.875	5/1/2021	Food - Wholesale	5.757
SUN MERGER SUB	5.25	8/1/2018	Food - Wholesale	4.58

(8)	Underwriting Spread or Commission: 1.75%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 11/1/2016

(11)	Portfolio Assets on Trade Date: $352,039,302

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 25,000 bonds @ $100 = $25,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
250,000 bonds @ $100 = $250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.007%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Barclays	Credit Suisse
	Deutsche Bank	Morgan Stanley
Wells Fargo Securities

(2)	Names of Issuers: ADVANCE PIERRE FOOD HOLDING 5.5%

(3)	Title of Securities: APFH 5.50% 12/15/24

(4)	Cusip: 00782LAA5

(5)	Date of First Offering: 12/2/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
BARRY CALLE SVCS	5.5	6/15/2023	Food - Wholesale	4.96
PINNACLE FOOD	4.875	5/1/2021	Food - Wholesale	5.757
SUN MERGER SUB	5.25	8/1/2018	Food - Wholesale	4.58

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/2/2016

(11)	Portfolio Assets on Trade Date: $326,342,236

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 350,000 bonds @ $100 = $350,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.107%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
Morgan Stanley

Co – Managers:
	Bank of America	Citigroup
	HSBC	Mizuho
	MUFG	Wells Fargo

(2)	Names of Issuers: NABORS INDUSTRIES INC 5.5%

(3)	Title of Securities: NBR 5.5 01/15/23

(4)	Cusip: 629568BC9

(5)	Date of First Offering: 12/2/2016

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PHI INC	5.25	3/15/2019	Oil Field Equipment & Services	13.111
PACIFIC DRILLING	5.375	6/1/2020	Oil Field Equipment & Services	29.899
TRANSOCEAN INC	6	3/15/2018	Oil Field Equipment & Services	12.994

(8)	Underwriting Spread or Commission: 0.050%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/2/2016

(11)	Portfolio Assets on Trade Date: $326,342,208

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 225,000 bonds @ $100 = $225,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.069%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 5, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Manager:
	Bank of Tokyo	BNP Paribas
	Credit Agricole	Credit Suisse
	HSBC	ING Financial Markets
	JP Morgan	Lloyds Securities
	BofA Merrill Lynch	Mizuho
	Morgan Stanley	RBC Capital Markets
	Scotia Capital	SG Americas
	SMBC Nikko	Standard Chartered Bank

Co – Manager:
	ABN AMRO Securities	CIT Capital
	Loop Capital	Raymond James & Associates
Wells Fargo Securities

(2)	Names of Issuers: CHENIERE CORP CHRISTI HD 5.875%

(3)	Title of Securities: CHCOCH 5.875% 03/31/25

(4)	Cusip: 16412XAB1

(5)	Date of First Offering: 12/5/2016

(6)	Amount of Total Offering: 1,500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
TESORO CORP	5.125	4/1/2024	Oil Refining & Marketing	5.351
WESTERN REFINING	6.25	4/1/2021	Oil Refining & Marketing	7.058
CITGO PETROLEUM	6.25	8/15/2022	Oil Refining & Marketing	6.966

(8)	Underwriting Spread or Commission: 1.250%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/5/2016

1

(11)	Portfolio Assets on Trade Date: $327,533,028

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 1,325,000 bonds @ $100 = $1,325,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.405%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BofA Merrill Lynch	Citigroup
	Deutsche Bank	Wells Fargo Securities

Co – Managers:
	Barclays	BBVA
	BNP Paribas	Credit Agricole
	DNB NOR	Goldman Sachs
	JP Morgan	Mizuho
	Morgan Stanley	MUFG
	Natixis	Scotia Capital USA

(2)	Names of Issuers: CHESAPEAKE ENERGY CORP 8%

(3)	Title of Securities: CHK 8 01/15/25

(4)	Cusip: 165167CT2

(5)	Date of First Offering: 12/6/2016

(6)	Amount of Total Offering: 1,000,000,000

(7)	Unit Price of Offering: 98.522

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CALIFORNIA RESOU	8	12/15/2022	Energy - Exploration & Production	21.512
NORTHERN OIL	8	6/1/2020	Energy - Exploration & Production	20.066
SEVEN GENS ENER	8.25	5/15/2020	Energy - Exploration & Production	10.814

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/6/2016

1

(11)	Portfolio Assets on Trade Date: $328,569,992

(12)	Price Paid per Unit: 98.522

(13)	Total Price Paid by Portfolio: 1,100,000 bonds @ $98.522 = $1,083,742

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $98.522 = $1,970,440

(15)	% of Portfolio Assets Applied to Purchase
0.33%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BofA Merrill Lynch	BMO Capital Markets
	RBC Capital Markets	Scotia Capital
	SunTrust Robinson Humphrey	Wells Fargo Securities

Co – Managers:
	Comerica Securities	Iberia Capital Partners
	Stephens Inc.	Wunderlich Securities

(2)	Names of Issuers: MATADOR RESOURCES CO 6.875%

(3)	Title of Securities: MTDR 6.875% 04/15/23

(4)	Cusip: 576485AC0

(5)	Date of First Offering: 12/6/2016

(6)	Amount of Total Offering: 175,000,000

(7)	Unit Price of Offering: 105.50

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CHESAPEAKE ENRGY	6.875	11/15/2020	Energy - Exploration & Production	41.337
TEINE ENERGY LTD	6.875	9/30/2022	Energy - Exploration & Production	11.175
TRIANGLE USA	6.75	7/15/2022	Energy - Exploration & Production	32.383

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/6/2016

(11)	Portfolio Assets on Trade Date: $328,569,992

1

(12)	Price Paid per Unit: 105.50

(13)	Total Price Paid by Portfolio: 250,000 bonds @ $105.50 = $263,750

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $105.50 = $2,110,000

(15)	% of Portfolio Assets Applied to Purchase
0.080%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Brclays	BofA Merrill Lynch
	Citigroup	Deutsche Bank
	DNB NOR Markets	Goldman Sachs
	HSBC	Morgan Stanley
	MUFG Securities	Wells Fargo Securities

Co – Managers:
	Clarksons Platou	Pareto Securities
	RBC Capital Markets	Scotia Capital USA

(2)	Names of Issuers: ROWAN COMPANIES INC 7.375

(3)	Title of Securities: RDC 7.375% 06/15/25

(4)	Cusip: 779382AU4

(5)	Date of First Offering: 12/6/2016

(6)	Amount of Total Offering: 500,000,000

(7)	Unit Price of Offering: 100.00

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CALFRAC HLDGS	7.5	12/1/2020	Oil Field Equipment & Services	32.975
SEACOR HOLDINGS	7.375	10/1/2019	Oil Field Equipment & Services	9.264
PETROLEUM GEO	7.375	12/15/2018	Oil Field Equipment & Services	18.545

(8)	Underwriting Spread or Commission: 1.25%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/6/2016

(11)	Portfolio Assets on Trade Date: $328,569,992

(12)	Price Paid per Unit: 100.00

1

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.053%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BofA Merrill Lynch	Barclays
	BMO Capital Markets	Wells Fargo Securities
	BBVA	KeyBanc Capital Markets
PNC Capital Markets

Co – Managers:
	Barrington Capital Group	Sidoti & Company
SunTrust Robinson

(2)	Names of Issuers: ACCO BRANDS CORP 5.25%

(3)	Title of Securities: ACCO 5.25 12/15/24

(4)	Cusip: 00081TAJ7

(5)	Date of First Offering: 12/8/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
PRESTIGE BRANDS	5.375	12/15/2021	Personal & Household Products	6.189
ENERGIZER SPINCO	5.5	6/15/2025	Personal & Household Products	6.391
AVON PRODUCTS	5.75	3/1/2018	Personal & Household Products	10.241

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/8/2016

(11)	Portfolio Assets on Trade Date: $330,444,106

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.083%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	BofA Merrill Lynch	Barclays
	Citigroup	Credit Suisse
	Goldman Sachs	JP Morgan
	Morgan Stanley	RBC Capital
	SunTrust Robinson	Wells Fargo Securities

Co – Managers:
	Raymond James	Stephens

(2)	Names of Issuers: COMMUNICATIONS SALES & L 7.125%

(3)	Title of Securities: CSAL 7.125 12/15/24

(4)	Cusip: 20341WAE5

(5)	Date of First Offering: 12/12/2016

(6)	Amount of Total Offering: 400,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ISTAR FINANCIAL	7.125	2/15/2018	REITs	5.344
GREYSTAR REAL ES	8.25	12/1/2022	Real Estate Dev & Mgt	7.504
KENNEDY-WILSON	5.875	4/1/2024	Real Estate Dev & Mgt	6.306

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/12/2016

(11)	Portfolio Assets on Trade Date: $332,205,510

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 715,000 bonds @ $100 = $715,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.215%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	JP Morgan	Merrill Lynch
Wells Fargo

Co – Managers:
	BB&T Capital Markets	BBVA
	Citizens Capital Markets	Fifth Third Securities
	Mizuho	Rabo Securities
	Scotia Capital	SMBC Nikko
	TD Securities	US Bancorp

(2)	Names of Issuers: SCOTTS MIRACLE-GRO CO 5.25%

(3)	Title of Securities: SMG 5.25% 12/15/26

(4)	Cusip: 810186AN6

(5)	Date of First Offering: 12/12/2016

(6)	Amount of Total Offering: 250,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
ENERGIZER SPINCO	5.5	6/15/2025	Personal & Household Products	6.391
PRESTIGE BRANDS	5.375	12/15/2021	Personal & Household Products	6.189
SPECTRUM BRANDS	5.75	7/15/2025	Personal & Household Products	5.222

(8)	Underwriting Spread or Commission: 1.60%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/12/2016

(11)	Portfolio Assets on Trade Date: $332,205,482

(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000

(15)	% of Portfolio Assets Applied to Purchase
0.053%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	January 5, 2017
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Lead Syndicate Managers:
	Barclays	Credit Suisse
	KeyBanc Capital Markets	PNC Securities
	Scotia Capital	Wells Fargo Securities

Co – Managers:
	BBVA	BOK Financial
	Iberia Capital	Morgan Stanley

(2)	Names of Issuers: GULFPORT ENERGY CORP 6.375%

(3)	Title of Securities: GPOR 6.375 05/15/25

(4)	Cusip: 402635AJ5

(5)	Date of First Offering: 12/15/2016

(6)	Amount of Total Offering: 600,000,000

(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
EP ENER/EVEREST	6.375	6/15/2023	Energy - Exploration & Production	19.513
MEG ENERGY CORP	6.375	1/30/2023	Energy - Exploration & Production	13.266
SANCHEZ ENERGY	6.125	1/15/2023	Energy - Exploration & Production	17.499

(8)	Underwriting Spread or Commission: 1.350%

(9)	Years of Issuer’s Operations: > 3 years

(10)	Trade Date: 12/15/2016

(11)	Portfolio Assets on Trade Date: $330,919,078

1

(12)	Price Paid per Unit: 100

(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

(15)	% of Portfolio Assets Applied to Purchase
0.151%

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years

(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by [Sutter] described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	MUFG Securities
	Credit Suisse	RBC Dominion
	Deutsche Bank Securities	Scotia Capital USA
	DNB NOR Markets	TD Securities

Co-Managers
	Commerz Markets	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments
	PNC Capital Markets	Wells Fargo Securities
	SMBC Nikko Securities	William Capital Group

(2)	Names of Issuers: Phillips 66 Partners LP

(3)	Title of Securities: PSXP 3.55 10/01/26, C#718549AD0

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities
1) American Tower Corp. 3.125 01/15/27, C#03027XAM2
2) General Motors Finl. Co. 4 10/06/26, C#37045XBQ8
3) WP Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 4 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,430,954,857.83

(11)	Price Paid per Unit: $99.901

1

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.901 = $574,430.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.901 = $9,990,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
4 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Goldman Sachs
	Barclays Capital	J.P. Morgan Securities
	BNP Paribas	Mizuho Securities
	Citigroup Global Markets	MUFG Securities
	Credit Suisse	RBC Dominion
	Deutsche Bank Securities	Scotia Capital USA
	DNB NOR Markets	TD Securities

Co-Managers
	Commerz Markets	SunTrust Robinson Humphrey
	HSBC Securities	U.S. Bancorp Investments
	PNC Capital Markets	Wells Fargo Securities
	SMBC Nikko Securities	William Capital Group

(2)	Names of Issuers: Phillips 66 Partners LP

(3)	Title of Securities: PSXP 4.9 10/01/46, C#718549AE8

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $99.303

Comparable Securities
1) Interstate Power & Light 3.7 09/15/46, C#461070AN4
2) Southern Co. Gas Capital 3.95 10/01/46, C#8426EAB4
3) Baxter Int’l. 3.5 08/15/46, C#071813BP3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 4 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,430,954,857.83

(11)	Price Paid per Unit: $ 99.303

1

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.303 = $570,992.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.303 = $9,930,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
4 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Citigroup Global Markets	Nomura Securities
	Goldman Sachs	SMBC Nikko Securities
J.P. Morgan Securities

Co-Managers
	Credit Agricole Securities	Natixis Securities
	Daiwa Capital Markets America	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Sumitomo Mitsui Financial Group, Inc.

(3)	Title of Securities: SUMIBK 2.442 10/19/21, C#86562MAH3

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) Pepsico 1.7 10/06/21, C#713448DL9
2) PECO Energy 1.7 09/15/21, C#693304AU1
3) Westpac Banking Corp. 2 08/19/21, C#961214DA8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,430,954,858

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,725,000 bonds @ $100.000 = $1,725,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	BofA Merrill Lynch
	Citigroup Global Markets	Nomura Securities
	Goldman Sachs	SMBC Nikko Securities
J.P. Morgan Securities

Co-Managers
	Credit Agricole Securities	Natixis Securities
	Daiwa Capital Markets America	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Sumitomo Mitsui Financial Group, Inc.

(3)	Title of Securities: SUMIBK 3.01 10/19/26, C#86562MAK6

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) American Tower Corp. 3.125 01/15/27, C#03027XAM2
2) General Motors Financial 4 10/06/26, C#37045XBQ8
3) WP Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,430,954,858

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
2,300,000 bonds @ $100.000 = $2,300,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Credit Suisse Securities

Co-Managers
	MUFG Securities	ING Financial Markets
	SMBC Nikko Securities	Mizuho Securities USA
	U.S. Bancorp Investments	UniCredit Capital Markets
	Wells Fargo Securities	Williams Capital Group

(2)	Names of Issuers: Ecolab Inc.

(3)	Title of Securities: ECL 2.7 11/01/26, C#278865AV2

(4)	Date of First Offering: 10/13/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.685

Comparable Securities
1) American Tower Corp. 3.125 01/15/27, C#03027XAM2
2) General Motors Financial Co. 4 10/06/26, C#37045XBQ8
3) W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 10/13/2016

(10)	Portfolio Assets on Trade Date: $1,432,604,096

(11)	Price Paid per Unit: $99.685

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.685 = $1,430,479.75

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.685 = $24,921,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup	Credit Suisse Securities

Co-Managers
	MUFG Securities	ING Financial Markets
	SMBC Nikko Securities	Mizuho Securities USA
	U.S. Bancorp Investments	UniCredit Capital Markets
	Wells Fargo Securities	Williams Capital Group

(2)	Names of Issuers: Ecolab Inc.

(3)	Title of Securities: ECL 3.7 11/01/46, C#278865AW0

(4)	Date of First Offering: 10/13/2016

(5)	Amount of Total Offering: 250,000,000

(6)	Unit Price of Offering: $99.549

Comparable Securities
1) Interstate Power & Light 3.7 09/15/46, C#461070AN4
2) Southern Co. Gas Capital 3.95 10/01/46, C#8426EPAB4
3) Baxter International 3.5 08/15/46, C#071813BP3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 10/13/2016

(10)	Portfolio Assets on Trade Date: $1,432,604,096

(11)	Price Paid per Unit: $99.549

(12)	Total Price Paid by Portfolio:
285,000 bonds @ $99.549 = $283,714.65

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.549 = $4,977,450.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.020%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Credit Suisse	Royal Bank of Canada
J.P. Morgan Securities

Co-Managers
	BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2016-7A A 144A,C#63940GAA3

(4)	Date of First Offering: 10/26/2016

(5)	Amount of Total Offering: 896,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057AB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 10/26/2016

(10)	Portfolio Assets on Trade Date: $1,429,351,559

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,832,000 bonds @ $100.000 = $1,832,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $100.000 = $25,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	MUFG Securities Americas
\	J.P. Morgan Securities	Santander Bank
	Mizuho Securities	Wells Fargo Securities

Co-Managers
	Citizens Bank	RBC Capital Markets
	Comerica Inc.	Scotia Capital
	Fifth Third Bank	SMBC Nikko Securities
	H. B. Shaine & Co.	U.S. Bank
	PNC Bank	William Blair & Co.

(2)	Names of Issuers: Penske Truck Leasing Co. L.p./PTL Finance Corporation

(3)	Title of Securities: PENSKE 3.4 11/15/26 144A, C#709599AW4

(4)	Date of First Offering: 10/26/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities
1) American Tower 3.125 01/15/27, C#03027XAM2
2) General Motors Financial 4 10/06/26, C#37045XBQ8
3) W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 10/26/2016

(10)	Portfolio Assets on Trade Date: $1,429,351,559

(11)	Price Paid per Unit: $99.695

(12)	Total Price Paid by Portfolio:
2,235,000 bonds @ $99.695 = $2,228,183.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.695 = $29,908,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	PNC Capital Markets
	BNP Paribas	SMBC Nikko Securities
	Deutsche Bank Securities	SunTrust Robinson Humphrey
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	BB&T Capital Markets	Morgan Stanley

(2)	Names of Issuers: Buckeye Partners, L.P.

(3)	Title of Securities: BPL 3.95 12/01/26, C#118230AQ4

(4)	Date of First Offering: 10/27/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities
1) American Tower Corp. 3.125 01/15/27, C#03027XAM2
2) General Motors 4 10/06/26, C#37045XBQ8
3) W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 10/27/2016

(10)	Portfolio Assets on Trade Date: $1,425,919,423

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:
690,000 bonds @ $99.644 = $687,543.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.644 = $11,957,280.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	MUFG Securities Americas

Co-Managers
	BofA Merrill Lynch	Canadian Imperial Bank of Commerce

(2)	Names of Issuers: World Financial Network Credit Card Master Trust

(3)	Title of Securities: WFNMT 2016-C A, C#981464FU9

(4)	Date of First Offering: 10/27/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.98903

Comparable Securities
1) AFIN 2016-2 A2A, C#13974MAB2
2) CRART 2016-2 A2, C#13057AB6
3) HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 10/27/2016

(10)	Portfolio Assets on Trade Date: $1,425,919,423

(11)	Price Paid per Unit: $99.98903

(12)	Total Price Paid by Portfolio:
2,421,000 bonds @ $99.98903 = $2,420,734.42

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
42,000,000 bonds @ $99.98903 = $41,995,392.60

(14)	% of Portfolio Assets Applied to Purchase
0.170%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	J.P. Morgan Securities
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	KeyBanc Capital Markets	SMBC Nikko Securities Americas

(2)	Names of Issuers: CMS Energy Corporation

(3)	Title of Securities: CMS 2.95 02/15/27, C#125896BR0

(4)	Date of First Offering: 10/31/2016

(5)	Amount of Total Offering: 275,000,000

(6)	Unit Price of Offering: $99.651

Comparable Securities
1) American Tower 3.125 01/15/27, C#03027XAM2
2) General Motors Finl. 4 10/06/26, C#37045XBQ8
3) W.P. Carey 4.25 10/01/26, c#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 10/31/2016

(10)	Portfolio Assets on Trade Date: $1,426,653,519

(11)	Price Paid per Unit: $99.651

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.651 = $568,010.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.651 = $9,965,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.040%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	PNC Securities
	HSBC Securities	SG Americas Securities
J.P. Morgan Securities

Co-Managers
	BB&T Capital Markets	Scotia Capital USA
	BNP Paribas Securities	TD Securities USA
	Citizens Capital Markets	UBS Securities
	Credit Agricole Securities	US Bancorp Investments
	Huntington Investment Co.	Wells Fargo Securities
MUFG Securities Americas

(2)	Names of Issuers: Wabtec Corporation

(3)	Title of Securities: WAB 3.45 11/15/26 144A, C#960386AJ9

(4)	Date of First Offering: 10/31/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.965

Comparable Securities
1) American Tower Corp. 3.125 01/15/27, C#03027XAM2
2) General Motors Finl. 4 10/06/26, C#37045XBQ8
3) W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 10/31/2016

(10)	Portfolio Assets on Trade Date: $1,426,653,519

(11)	Price Paid per Unit: $99.965

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $99.965 = $1,214,574.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.965 = $19,993,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 4, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Barclays
	Citigroup	BBVA Securities
	J.P. Morgan	Mizuho Securities
	Wells Fargo Securities	Societe Generale

Co-Managers
	Bank of New York	MUFG Securities Americas
	Bank of Nova Scotia	PNC Securities
	Canadian Imperial Bank	SMBC Nikko Securities Americas
	HSBC Securities	Standard Chartered Bank
	Lebenthal & Co.	U.S. Bancorp

(2)	Names of Issuers: Occidental Petroleum Corporation

(3)	Title of Securities: OXY 3 02/15/27, C#674599CM5

(4)	Date of First Offering: 11/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities
1) CSX Corp. 2.6 11/01/26, C#126408HE6
2) ERP Operating 2.85 11/01/26, C#26884ABF9
3) Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/02/2016

(10)	Portfolio Assets on Trade Date: $1,422,682,628

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.579 = $1,135,200.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.579 = $19,915,800.00

(14)	% of Portfolio Assets Applied to Purchase
.080%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	November 8, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	HSBC Securities
	Citigroup Global Markets	BofA Merrill Lynch
	Credit Suisse Securities	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	BNY Mellon Capital	Samuel A. Ramirez & Co.
	Credit Agricole Securities	UBS Securities
	Deutsche Bank Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Principal Financial Group, Inc.

(3)	Title of Securities: PFG 3.1 11/15/26, C#74251VAM4

(4)	Date of First Offering: 11/03/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities
1) CSX Corp. 2.6% 11/01/26, C#126408HE6
2) ERP Operating 2.85% 11/01/26, C#26884ABF9
3) Pepsico 2.375% 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 137 years

(9)	Trade Date: 11/03/2016

(10)	Portfolio Assets on Trade Date: $1,420,006,347

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.854 = $569,167.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.854 = $9,985,400.00

(14)	% of Portfolio Assets Applied to Purchase
.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	HSBC Securities
	Citigroup Global Markets	BofA Merrill Lynch
	Credit Suisse Securities	U.S. Bancorp
	Goldman Sachs	Wells Fargo Securities

Co-Managers
	BNP Paribas Securities	RBC Capital Markets
	BNY Mellon Capital	Samuel A. Ramirez & Co.
	Credit Agricole Securities	UBS Securities
	Deutsche Bank Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Principal Financial Group, Inc.

(3)	Title of Securities: PFG 4.3 11/15/46, C#74251VAN2

(4)	Date of First Offering: 11/03/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.882

Comparable Securities
1) CSX Corporation 3.8 11/01/46, C#126408HF3
2) Pepsico 3.45 10/06/46, C#713448DP0
3) Duke Energy Florida 3.4 10/01/46, C#26444HAA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 137 years

(9)	Trade Date: 11/03/2016

(10)	Portfolio Assets on Trade Date: $1,420,006,347

(11)	Price Paid per Unit: $99.882

(12)	Total Price Paid by Portfolio:
570,000 bonds @ $99.882= $569,327.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.882 = $9,988,200.00

(14)	% of Portfolio Assets Applied to Purchase
.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Morgan Stanley

Co-Managers
	Bank of Nova Scotia	RBC Capital Markets
	BMO Capital Markets	Stifel Nicolaus & Co.
	CIBC Bank	U.S. Bank
	Citigroup Global Markets	Wells Fargo
PNC Bank

(2)	Names of Issuers: CF Industries, Inc.

(3)	Title of Securities: CF 3.4 12/01/21 144A, C#12527GAG8

(4)	Date of First Offering: 11/10/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.853

Comparable Securities
1) Mitsubishi UFJ Fin. Group 2.19 09/13/21,C#606822AG9
2) Mizuho Financial Group 2.273 09/13/21, C#60687YAE9
3) Goldman Sachs Group 2.35 11/15/21, C#38145GAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 11/10/2016

(10)	Portfolio Assets on Trade Date: $1,399,661,354

(11)	Price Paid per Unit: $99.853

(12)	Total Price Paid by Portfolio:
1,095,000 bonds @ $99.853 = $1,093,390.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.853 = $14,977,950.00

1

(14)	% of Portfolio Assets Applied to Purchase
.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Morgan Stanley

Co-Managers
	Bank of Nova Scotia	RBC Capital Markets
	BMO Capital Markets	Stifel Nicolaus & Co.
	CIBC Bank	U.S. Bank
	Citigroup Global Markets	Wells Fargo
PNC Bank

(2)	Names of Issuers: CF Industries, Inc.

(3)	Title of Securities: CF 4.5 12/01/26 144A, C#12527GAH6

(4)	Date of First Offering: 11/10/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.385

Comparable Securities
1) CSX Corp. 2.6 11/01/26, C#126408HE6
2) ERP Operating 2.85 11/01/26, C#26884ABF9
3) Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 11/10/2016

(10)	Portfolio Assets on Trade Date: $1,399,661,354

(11)	Price Paid per Unit: $99.385

(12)	Total Price Paid by Portfolio:
1,210,000 bonds @ $99.385 = $1,202,558.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.385 = $19,877,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
HSBC Securities

Joint Lead Managers – No Books
	Commerz Markets	Mizuho Securities
	Credit Agricole Securities	RBS Securities
	Danske Markets	Scotia Capital
	ING Financial Markets	Wells Fargo Securities

Co-Managers
	ANZ Securities, Inc.	Rabo Securities
	BMO Capital Markets	RB International Markets
	CIBC World Markets Corp.	RBC Capital Markets
	KKR Capital Markets	Santander Investment Securities
	Morgan Stanley & Co.	Standard Chartered Bank
	nabSecurities	TD Securities
	Nykredit Bank	UBS Securities

(2)	Names of Issuers: HSBC Holdings plc

(3)	Title of Securities: HSBC 4.375 11/23/26, C# 404280BH1

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.992

Comparable Securities
1) CSX Corp. 2.6 11/01/26, C#126408HE6
2) ERP Operating 2.85 11/01/26, C#26884ABF9
3) Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,394,673,935

1

(11)	Price Paid per Unit: $99.992

(12)	Total Price Paid by Portfolio:
1,615,000 bonds @ $99.992 = $1,614,870.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.992 = $34,997,200.00

(14)	% of Portfolio Assets Applied to Purchase
.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	PNC Capital Markets
	Citigroup Global Markets	Scotiabank
	Goldman Sachs	SMBC Nikko
	MUFG Securities	SunTrust Robinson Humphrey
	TD Securities	Wells Fargo Securities

Co-Managers
	BNP Paribas	Comerica Services
	Citizens Capital Markets	Deutsche Bank Securities
	U.S. Bancorp	Fifth Third Securities

(2)	Names of Issuers: HollyFrontier Corporation

(3)	Title of Securities: HFC 5.875 04/01/26 (reissuance of 3/15/16 deal), C#436106AA6

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $100.098

Comparable Securities
1) CSX Corp. 2.6 11/01/26, C#126408HE6
2) ERP Operating 2.85 11/01/26, C#26884ABF9
3) PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,394,673,935

(11)	Price Paid per Unit: $100.098

(12)	Total Price Paid by Portfolio:
1,720,000 bonds @ $100.098 = $1,735,720.32

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100.098 = $30,274,191.67

(14)	% of Portfolio Assets Applied to Purchase
.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	RBC Capital Markets
	Deutsche Bank Securities	Wells Fargo Securities

Co-Managers
	Mizuho Securities	TD Securities
Scotiabank

(2)	Names of Issuers: Verizon Owner Trust

(3)	Title of Securities: VZOT 2016-2A A 144A, C#92348MAA7

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $99.98963

Comparable Securities
1) FORDO 2016-C A4, C#34531CAE0
2) HAROT 2016-4 A4, C#43814RAD8
3) COMET 2016-A6, C#14041NFH9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,394,673,935

(11)	Price Paid per Unit: $99.98963

(12)	Total Price Paid by Portfolio:
3,687,000 bonds @ $99.98963 = $3,686,617.66

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
74,000,000 bonds @ $99.98963 = $73,992,326.20

1

(14)	% of Portfolio Assets Applied to Purchase
.264%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities Americas
	BNP Paribas	MUFG Securities Americas
	Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers
	BB&T Capital Markets	Loop Capital Markets
	Credit Agricole Securities	SG Americas Securities
	HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 4.25 12/01/26, C#29250NAL9

(4)	Date of First Offering: 11/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.356

Comparable Securities
1) CSX 2.6 11/01/26, C#126408HE6
2) ERP 2.85 11/01/26, C#26884ABF9
3) Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 11/21/2016

(10)	Portfolio Assets on Trade Date: $1,399,384,478

(11)	Price Paid per Unit: $99.356

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $99.356 = $854,461.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.356 = $14,903,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	Mizuho Securities USA
	BNP Paribas	MUFG Securities Americas
	Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers
	BB&T Capital Markets	Loop Capital Markets
	Credit Agricole Securities	SG Americas Securities
	HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 5.5 12/01/46, C#29250NAM7

(4)	Date of First Offering: 11/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.606

Comparable Securities
1) CSX 3.8 11/01/46, C#126408HF3
2) PEP 3.45 10/06/46, C#713448DP0
3) DUK 3.4 10/01/46, C#26444HAA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 11/21/2016

(10)	Portfolio Assets on Trade Date: $1,399,384,478

(11)	Price Paid per Unit: $ 99.606

(12)	Total Price Paid by Portfolio:
690,000 bonds @ $99.606 = $687,281.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.606 = $14,940,900.00

1

(14)	% of Portfolio Assets Applied to Purchase
.049%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Citigroup Global Markets	Mizuho Securities
	Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers
	ANZ Securities	Merrill Lynch, Pierce,
	Blaylock Beal Van	Fenner & Smith
	BNP Paribas Securities	Mischler Financial Group
	BNY Mellon Capital Markets	MUFG Securities Americas
	Credit Suisse Securities	Scotia Capital USA
	Deutsche Bank Securities	SMBC Nikko Securities
	Drexel Hamilton	UniCredit Capital Markets
	Lloyds Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 3.2 02/01/27, C#666807BK7

(4)	Date of First Offering: 11/28/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities
1) CSX 2.6 11/01/26, C#126408HE6
2) EQR 2.85 11/01/26, C#26884ABF9
3) PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 11/28/2016

(10)	Portfolio Assets on Trade Date: $1,400,809,735

(11)	Price Paid per Unit: $99.839

1

(12)	Total Price Paid by Portfolio:
2,885,000 bonds @ $99.839 = $2,880,355.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.839 = $49,919,500.00

(14)	% of Portfolio Assets Applied to Purchase
.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	SMBC Nikko Securities
	Barclays Capital	SunTrust Robinson Humphrey
	Deutsche Bank Securities	U.S. Bancorp
	MUFG Securities Americas	Wells Fargo Securities
Scotiabank

Co-Managers
	BB&T Capital Markets	Comerica Securities
	BNY Mellon Capital Markets	HSBC Securities

(2)	Names of Issuers: L-3 Communications Corporation

(3)	Title of Securities: LLL 3.85 12/15/26, C#502413BE6

(4)	Date of First Offering: 11/29/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.489

Comparable Securities
1) CSX 2.6 11/01/26, C#126408HE6
2) EQR 2.85 11/01/26, C#26884ABF9
3) PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 11/29/2016

(10)	Portfolio Assets on Trade Date: $1,401,951,228

(11)	Price Paid per Unit: $99.489

(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.489 = $577,036.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.489 = $9,948,900.00

(14)	% of Portfolio Assets Applied to Purchase
.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Barclays Capital	RBS Securities
	BNP Paribas Securities	Santander Investment Securities
	Citigroup Global Markets	SG Americas Securities
	Credit Agricole Securities	SMBC Nikko Securities
	Mizuho Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers
	BNY Mellon	MUFG Securities Americas
	Credit Suisse Securities	Samuel A. Ramirez & Co.
	Deutsche Bank Securities	Scotia Capital USA
	J.P. Morgan Securities	Siebert Cisneros Shank & Co.
Merrill Lynch, Pierce, Fenner & Smith

(2)	Names of Issuers: Time Warner Inc.

(3)	Title of Securities: TWX 3.8 02/15/27, C#887317BB0

(4)	Date of First Offering: 11/29/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.615

Comparable Securities
1) CSX 2.6 11/01/26, C#126408HE6
2) EQR 2.85 11/01/26, C#26884ABF9
3) PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 11/29/2016

(10)	Portfolio Assets on Trade Date: $1,401,951,228

(11)	Price Paid per Unit: $99.615

1

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.615 = $1,434,456.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.615 = $24,903,750.00

(14)	% of Portfolio Assets Applied to Purchase
.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Credit Suisse Securities	MUFG Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Deutsche Bank Securities	TD Securities USA
	Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 2.5 12/05/21, C#032654AL9

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.594

Comparable Securities
1) MUFG 2.19 09/13/21, C#606822AG9
2) MIZUHO 2.273 09/13/21, C#60687YAE9
3) GS 2.35 11/15/21, C#38145GAG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,402,548,291

(11)	Price Paid per Unit: $99.594

(12)	Total Price Paid by Portfolio:
1,155,000 bonds @ $99.594 = $1,150,310.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.594 = $19,918,800.00

(14)	% of Portfolio Assets Applied to Purchase
.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Credit Suisse Securities	MUFG Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Deutsche Bank Securities	TD Securities USA
	Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.5 12/05/26, C#032654AN5

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.366

Comparable Securities
1) CSX 2.6 11/01/26, C#126408HE6
2) EQR 2.85 11/01/26, C#26884ABF9
3) PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,402,548,291

(11)	Price Paid per Unit: $99.366

(12)	Total Price Paid by Portfolio:
2,020,000 bonds @ $99.366 = $2,007,193.20

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.366 = $34,778,100.00

(14)	% of Portfolio Assets Applied to Purchase
.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	BofA Merrill Lynch	J.P. Morgan
	Credit Suisse Securities	MUFG Securities

Co-Managers
	BMO Capital Markets	PNC Capital Markets
	BNY Mellon Capital Markets	SMBC Nikko Securities
	Deutsche Bank Securities	TD Securities USA
	Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.125 12/05/23, C#032654AM7

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.639

Comparable Securities
1) BPLN 3.216 11/28/23, C#05565QDG0
2) ABT 3.4 11/30/23, C#002824BE9
3) K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,402,548,291

(11)	Price Paid per Unit: $99.639

(12)	Total Price Paid by Portfolio:
1,735,000 bonds @ $99.639 = $1,728,736.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.639 = $29,891,700.00

(14)	% of Portfolio Assets Applied to Purchase
.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities

Co-Managers
	BNY Mellon	Loop Capital Markets
	Credit Suisse	Morgan Stanley
	Deutsche Bank	U.S. Bancorp

(2)	Names of Issuers: Allstate Corporation

(3)	Title of Securities: ALL 4.2 12/15/46, C#020002BC4

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.576

Comparable Securities
1) PCG 4 12/01/46, C#694308HR1
2) ABT 4.9 11/30/46, C#002824BH2
3) PFE 4.125 12/15/46, C#717081ED1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $1,397,467,361

(11)	Price Paid per Unit: $99.576

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $99.576 = $856,353.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.576 = $14,936,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members Joint Lead Managers-Books
	Barclays	Goldman, Sachs & Co.
	BofA Merrill Lynch	J.P. Morgan
	Citigroup	Wells Fargo Securities

Co-Managers
	BNY Mellon	Morgan Stanley
	Credit Suisse	The Williams Capital Group
	Deutsche Bank	U.S. Bancorp

(2)	Names of Issuers: Allstate Corporation

(3)	Title of Securities: ALL 3.28 12/15/26, C#020002BD2

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.864

Comparable Securities
1) MA 2.95 11/21/26, C#57636QAG9
2) PFE 3 12/15/26, C#717081EA7
3) ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $1,397,467,361

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.864 = $574,218.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.864 = $9,986,400.00

1

(14)	% of Portfolio Assets Applied to Purchase
.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
85 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 5, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman, Sachs & Co.	RBC Capital Markets
	Morgan Stanley	Scotiabank

Co-Managers
	BMO Capital Markets	Rabo Securities USA
	CIBC World Markets	SMBC Nikko Securities
	HSBC Securities	TD Securities
	BofA Merrill Lynch	UBS Securities
	MUFG Securities Americas	Wells Fargo Securities

(2)	Names of Issuers: Potash Corporation of Saskatchewan

(3)	Title of Securities: POT 4 12/15/26, C#73755LAN7

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities
1) MA 2.95 11/21/26, C#57636QAG9
2) PFE 3 12/15/26, C#717081EA7
3) ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $1,397,467,361

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.884= $1,433,335.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.884 = $24,971,000.00

(14)	% of Portfolio Assets Applied to Purchase
.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
Morgan Stanley

Co-Managers
	BofA Merrill Lynch	Mizuho Securities
	Citigroup Global Markets	MUFG Securities
	HSBC Securities	Wells Fargo

(2)	Names of Issuers: Nabors Industries, Inc.

(3)	Title of Securities: NABR 5.5 01/15/23 144A, C#629568BC9

(4)	Date of First Offering: 12/02/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) BPLN 3.216 11/28/23, C#05565QDG0
2) ABT 3.4 11/30/23, C#002824BE9
3) K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 12/02/2016

(10)	Portfolio Assets on Trade Date: $1,400,944,036

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
400,000 bonds @ $100.000 = $400,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100.000 = $5,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.029%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNP Paribas	J.P. Morgan Securities
	Goldman Sachs Group	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Lincoln National Corporation

(3)	Title of Securities: LNC 3.625 12/12/26, C#534187BF5

(4)	Date of First Offering: 12/05/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.882

Comparable Securities
1) MA 2.95 11/21/26, C#57636QAG9
2) PFE 3 12/15/26, C#717081EA7
3) ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 111 years

(9)	Trade Date: 12/05/2016

(10)	Portfolio Assets on Trade Date: $1,401,043,437

(11)	Price Paid per Unit: $99.882

(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.882 = $1,143,648.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.882 = $19,976,400.00

(14)	% of Portfolio Assets Applied to Purchase
.082%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Mizuho Securities USA
	J.P. Morgan Securities	Wells Fargo Securities

Co-Managers
	MUFG Securities Americas	PNC Capital Markets
	SunTrust Robinson Humphrey	Ramirez & Co.
	Banco Santander	Regions Financial
	BBVA Securities	Scotia Capital USA
	BNP Paribas	Siebert Capital USA
	Commerz Markets	U.S. Bancorp Investments

(2)	Names of Issuers: Southern Company

(3)	Title of Securities: SO 5.5 03/15/57, C#842587CY1

(4)	Date of First Offering: 12/05/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) PCG 4 12/01/46, C#694308HR1
2) ABT 4.9 11/30/46, C#002824BH2
3) PFE 4.125 12/15/46, C#717081ED1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 71 years

(9)	Trade Date: 12/05/2016

(10)	Portfolio Assets on Trade Date: $1,401,043,437

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
1,215,000 bonds @ $100 = $1,215,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase
.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	PNC Capital Markets
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Wells Fargo Securities	TD Securities
Mizuho Securities
MUFG Securities

Co-Managers
	BB&T Capital Markets	Regions Securities
RBC Capital Markets

(2)	Names of Issuers: Roper Technologies, Inc.

(3)	Title of Securities: ROP 2.8 12/15/21, C#776743AC0

(4)	Date of First Offering: 12/08/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.843

Comparable Securities
1) C 2.9 12/08/21, C#172967LC3
2) ABT 2.9 11/30/21, C#002824BD1
3) MA 2 11/21/21, C#57636QAF1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: Late 1800s

(9)	Trade Date: 12/08/2016

(10)	Portfolio Assets on Trade Date: $1,406,567,176

(11)	Price Paid per Unit: $99.843

(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.843 = $574,097.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1

10,000,000 bonds @ $99.843 = $9,984,300.00

(14)	% of Portfolio Assets Applied to Purchase
.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	PNC Capital Markets
	BofA Merrill Lynch	SunTrust Robinson Humphrey
	Wells Fargo Securities	TD Securities
Mizuho Securities
MUFG Securities

Co-Managers
	BB&T Capital Markets	Regions Securities
RBC Capital Markets

(2)	Names of Issuers: Roper Technologies, Inc.

(3)	Title of Securities: ROP 3.8 12/15/26, C#776743AD8

(4)	Date of First Offering: 12/08/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities
1) MA 2.95 11/21/26, C#57636QAG9
2) PFE 3 12/15/26, C#717081EA7
3) ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: Late 1800s

(9)	Trade Date: 12/08/2016

(10)	Portfolio Assets on Trade Date: $1,406,567,176

(11)	Price Paid per Unit: $99.984

(12)	Total Price Paid by Portfolio:
860,000 bonds @ $99.984 = $859,862.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.984 = $14,997,600.00

(14)	% of Portfolio Assets Applied to Purchase
.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	J.P. Morgan Securities	Deutsche Bank Securities
	HSBC Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers
	BNP Paribas Securities	MUFG Securities
	Credit Agricole Securities	SMBC Nikko Securities
Mizuho Securities USA

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 6 01/15/77 (fixed to floating), C#29250NAN5

(4)	Date of First Offering: 12/12/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities
1) CSX 4.25 11/01/66, C#126408HG1
2) PCG 4 12/01/46, C#694308HR1
3) ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 12/12/2016

(10)	Portfolio Assets on Trade Date: $1,401,430,179

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:
1,400,000 bonds @ $100.000 = $1,400,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100.000 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
.010%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	December 23, 2016
Name of Investment Adviser Firm

By:

Name:	Siobhan Foy
Title:	Chief Compliance Officer

2